SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           -------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OF 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2003





                           TEXAS GAS TRANSMISSION, LLC
               (Exact Name of Registrant as Specified in Charter)



               Delaware               1-4169            61-0405152
            (State or Other        (Commission        (IRS Employer
            Jurisdiction of         File Number)     Identification No.)
                                  Incorporation)



                3800 Frederica Street, Owensboro, Kentucky 42304
               (Address of Principal Executive Offices) (Zip Code)



        Registrant's telephone number, including area code: (270) 926-8686


                       Texas Gas Transmission Corporation
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

On May 16, 2003, TGT Pipeline, LLC ("TGT Pipeline"), a wholly owned indirect subsidiary of Loews Corporation ("Loews"), completed the previously announced acquisition of all of the outstanding capital stock of Texas Gas Transmission Corporation (now known as Texas Gas Transmission, LLC; the "Company") from The Williams Companies, Inc. for $795 million in cash (the "Acquisition"). The purchase price was funded by Loews from short-term borrowings and cash on hand. Loews is a New York stock exchange-traded holding company, the principal subsidiaries of which are CNA Financial Corporation, Lorillard, Inc., Diamond Offshore Drilling, Inc., Loews Hotels Holding Corporation and Bulova Corporation.

Immediately following the Acquisition, the Company was converted from a corporation into a limited liability company pursuant to Section 266 of the Delaware General Corporation Law, and accordingly changed its name to "Texas Gas Transmission, LLC".

Immediately thereafter, the Company borrowed $275 million (the "Interim Loan") pursuant to a term loan agreement with Lehman Brothers Inc., Lehman Commercial Paper Inc. and Citicorp North America, Inc., and advanced the proceeds of the Interim Loan to TGT Pipeline under an interest-bearing promissory note. The Interim Loan bears interest at a variable rate, which was 2.6% on May 16, 2003, and matures on May 16, 2004, or March 1, 2004 if the Company's 8.625% notes due 2004 are not retired prior to such date.

A  copy  of  the  Company's  press  release  announcing   completion  of  the
Acquisition is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

Immediately following the Acquisition, the Company replaced Ernst & Young LLP with Deloitte & Touche LLP ("Deloitte & Touche"), the independent public accountants of Loews and its other subsidiaries, as independent public ccountants for the Company. The Company's board of directors made the decision to change independent public accountants.

The reports of Ernst & Young on the Company's financial statements for the past two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with its audits for the two most recent fiscal years, there have been no disagreements with Ernst & Young on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young, would have caused them to make reference to the subject matter of the disagreement in their reports on the financial statements for such years.

The Company has requested that Ernst & Young LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements set forth above. Ernst & Young LLP has furnished the Company with a copy of the requested letter, dated May 16, 2003, which is filed as Exhibit 16.1 to this Form 8-K.

ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE.

On May 16, 2003, the Company announced that it had commenced a tender offer for all $150 million principal amount of its outstanding 8.625% notes due

2004. A copy of the Company's press release announcing commencement of the tender offer is attached hereto as Exhibit 99.2 and incorporated herein by reference. On May 23, 2003, the Company announced that $132,715,000 in aggregate principal amount of these notes were tendered and not withdrawn before 5:00 p.m. New York City time on the Early Tender Date of May 22, 2003 and that the total consideration payable for such notes would be $1,058.44 per $1,000 principal amount of notes, plus accrued and unpaid interest. A copy of the Company's press release announcing the early tender results and the tender offer consideration is attached herto as Exhibit 99.3 and incorporated herein by reference.

On May 19, 2003, the Company announced that it proposed to offer $250 million principal amount of notes and that TGT Pipeline proposed to make a concurrent offering of $185 million principal amount of its notes, each in an offering exempt from registration under Rule 144A and Regulation S. A copy of the Company's press release announcing these offerings is attached hereto as
Exhibit 99.4 and incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

The following documents are included as exhibits hereto.

   (c) Exhibits

       EXHIBIT NO.      DESCRIPTION

       3.1              Certificate of Formation of Texas Gas Transmission, LLC

       3.2              Limited Liability Company Agreement of Texas Gas
                        Transmission, LLC

       10.1 Term Loan Agreement dated as of May 16, 2003 among Texas Gas Transmission, LLC, TGT Pipeline, LLC, Loews Pipeline Holding Corp., Lehman Brothers Inc., Lehman Brothers Commercial Paper Inc. and Citicorp USA, Inc.

       16.1             Letter of Ernst & Young LLP dated May 16, 2003

       99.1             Press release (Acquisition)

       99.2             Press release (Commencement of Tender offer)

       99.3 Press release (Tender offer Consideration and Results of Early Tender)

       99.4             Press release (Proposed notes offering)

                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  May 16, 2003

                               TEXAS GAS TRANSMISSION, LLC
                               (Registrant)


                           By: /S/ JAMIE L. BUSKILL
                               ---------------------------------------
                               Jamie L. Buskill
                               Vice President and Chief Financial Officer

                                                                   EXHIBIT 3.1


                             CERTIFICATE OF FORMATION

                                       OF

                           TEXAS GAS TRANSMISSION, LLC


The undersigned, an authorized natural person, for the purpose of forming a limited liability company, under the provisions and subject to the requirements of the State of Delaware (particularly Chapter 18, Title 6 of the Delaware Code and the acts amendatory thereof and supplemental thereto, and known, identified, and referred to as the "Delaware Limited Liability Company Act") hereby certifies that:

FIRST. The name of the limited liability company (hereinafter called the "Company") is Texas Gas Transmission, LLC.

SECOND. The address of the registered office and the name of the registered agent of the Company located at such address required to be maintained by
Section 18-104 of the Delaware Limited Liability Company Act are The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.

THIRD. This Certificate of Formation shall become effective at 10:30 a.m. on May 16, 2003.


Dated: May 16, 2003.

/s/ H. Dean Jones II
-------------------------
    H. Dean Jones II
-------------------------
Authorized Person

                                                                    EXHIBIT 3.2


                           TEXAS GAS TRANSMISSION, LLC

                            LIMITED LIABILITY COMPANY

                               OPERATING AGREEMENT


                THIS LIMITED LIABILITY COMPANY OPERATING AGREEMENT (this "Agreement") of Texas Gas Transmission, LLC, a Delaware limited liability company (the "Company"), is made as of the 16th day of May, 2003 (the "Effective Date") by TGT Pipeline, LLC and each Person, if any, subsequently admitted to the Company as a member in accordance with the terms hereof. Such Persons and TGT Pipeline, LLC shall be referred to herein collectively as "Members" and individually as a "Member."

                Prior  to  the  date  hereof,   the  Company  was  a  Delaware
corporation named Texas Gas Transmission Corporation. Upon filing a Certificate of Conversion and a Certificate of Formation with the Secretary of State of the State of Delaware by the Company's authorized representative(s) on May 16, 2003, the Company was converted (the "Conversion") into a Delaware limited liability company named Texas Gas Transmission, LLC. Accordingly, TGT Pipeline, LLC, which prior to the Conversion was the sole stockholder of Texas Gas Transmission Corporation and now following the Conversion is the sole Member of Texas Gas Transmission, LLC, hereby adopts, on behalf of itself and any future Members, if any, this Operating Agreement as follows:

                                    ARTICLE 1

                                   DEFINITIONS


         Certain capitalized terms used in this Agreement shall have the meanings set forth below:

         "AVAILABLE CASH" with respect to any fiscal period of the Company shall mean the net cash of the Company available after appropriate provision for expenses, liabilities, commitments and contingencies of the Company as determined by the Manager.

         "BOARD OF DIRECTORS" has the meaning set forth in Section 6.2.

         "CAPITAL ACCOUNT" means, with respect to any Member, the capital account maintained for such Person in accordance with Section 3.6 of this Agreement.

         "CAPITAL CONTRIBUTION" means, with respect to any Member, the amount of money and the value of other property contributed to the Company with respect to the Interest held by such Member.

         "CERTIFICATE OF FORMATION" means the certificate of formation of the Company as filed with the Secretary of State of Delaware in accordance with the Company Act, as amended from time to time.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMPANY ACT" means the Delaware Limited Liability Company Act, as the same may be amended from time to time.

         "FISCAL YEAR" means the Company's taxable year.

         "INDEMNIFIED PARTY" has the meaning set forth in Article 12.

         "INTEREST" means a Member's entire membership interest in the Company, including without limitation such Member's share of the Company's income, gain, loss and deductions, and of the Company's distributions and all rights and privileges of membership in the Company accorded under this Agreement or the Company Act.

         "MANAGER" shall mean the Board of Directors acting collectively.

         "OWNERSHIP PERCENTAGE" means, with respect to any Member as of any particular time and from time to time, the ratio, expressed as a percentage, of the number of Units owned by such Member to the aggregate number of Units owned by all Members.

         "PERSON" means any individual, partnership, limited liability company, corporation, unincorporated organization or association, trust or other entity.

         "TREASURY REGULATIONS" means the rules and regulations of the Internal Revenue Service promulgated under the Code, as in effect from time to time.

         "UNIT" has the meaning set forth in Section 3.8.

                             ARTICLE 2

                           GENERAL TERMS


         2.1 NAME. The name of the Company shall be Texas Gas Transmission, LLC.

         2.2 REGISTERED OFFICE AND AGENT. The location of the registered office of the Company in Delaware shall be The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801. The Company's registered agent at such address shall be The Corporation Trust Company. The registered agent and registered office of the Company may be changed from time to time by the Manager upon giving notice thereof to the Members and complying with the requirements of the Company Act.

         2.3 PRINCIPAL OFFICE OF THE COMPANY. The location of the principal place of business of the Company shall be 3800 Frederica Street, Owensboro, Kentucky 42304, or such other location as the Manager may decide from time to time.

         2.4 TERM. The Company shall have a perpetual existence unless dissolved in accordance with Article 10 herein.

         2.5 BUSINESS PURPOSE. The Company is organized to engage in any lawful act or activity for which a limited liability company may be formed under the Company Act.

                                ARTICLE 3

                      MEMBERS; CAPITAL CONTRIBUTIONS


         3.1 MEMBERS. The name of each Member is set forth on EXHIBIT A attached to this
Agreement. EXHIBIT A shall be amended from time to time by the Manager to reflect the withdrawal of Members or the admission of new or additional Members pursuant to this Agreement.

         3.2 UNITS AND OWNERSHIP PERCENTAGES. Set forth on EXHIBIT A attached to this Agreement are: (i) the number of Units issued to each Member; and
(ii) the Ownership Percentage held by each Member. EXHIBIT A shall be amended from time to time by the Manager to reflect changes in accordance with this Agreement in the number of Units issued to Members or the Ownership Percentages of the Members. In connection with the Conversion, the 1000 shares of common stock of Texas Gas Transmission Corporation held by TGT Pipeline, LLC immediately prior to the Conversion shall be deemed converted into the number of Units set forth opposite the name of TGT Pipeline, LLC on EXHIBIT A hereto as such EXHIBIT A exists on the date hereof.

        3.3 CAPITAL CONTRIBUTIONS. Following admission to the Company and the payment in full of a Member's initial Capital Contribution, no Member shall be obligated to make any additional contribution to the Company's capital, whether upon liquidation of the Company or otherwise. Without limiting the generality of the foregoing, no Member shall have any obligation to restore any deficit balance in such Member's Capital Account, and any such deficit balance shall not be considered a debt owed to the Company or to any other Person for any purpose whatsoever. Nothing herein shall be construed to prohibit any Member, at its sole option, from making any additional Capital Contribution to the Company authorized by the Manager in order to fund all or any part of the Company's capital requirements.

        3.4 NO INTEREST ON CAPITAL CONTRIBUTIONS. Members shall not be paid interest on their Capital Contributions.

        3.5 RETURN OF CAPITAL CONTRIBUTIONS. Except as otherwise provided in this Agreement, no Member shall have the right to receive the return of any Capital Contribution. If any Member is entitled to receive a return of a Capital Contribution, the Company may distribute cash, notes, property, or a combination thereof to the Member in return of the Capital Contribution. The

Company shall not be required to make any distributions to any Member in any form other than cash.

        3.6 CAPITAL ACCOUNTS. A separate Capital Account shall be maintained for each Member. Capital Accounts of the Members shall be maintained in accordance with Treasury Regulation Section 1.704-1(b)(2)(iv).

        3.7 LIMITED LIABILITY; POWERS OF MEMBERS. The liability of Members shall be limited as provided under the Company Act and the other applicable laws of the State of Delaware. Members that are not also individuals serving on the Board of Directors shall take no part whatsoever in the control, management, direction or operation of the Company's affairs and shall have no power to bind the Company. No Member shall be an agent of any other Member or of the Company solely by reason of being a Member.

         3.8 UNITS. A Member's Interest in the Company, including without limitation such Member's share of the Company's income, gain, loss, deductions and cash distributions, shall be represented by the "Unit" or "Units" held by such Member.

                                    ARTICLE 4

                             [INTENTIONALLY OMITTED]


                                    ARTICLE 5

                         PROFIT, LOSS AND DISTRIBUTIONS


         5.1 ALLOCATION OF PROFIT OR LOSS. All items of Company income, gain, loss, and deduction as determined for book purposes shall be allocated among the Members, and shall be credited or debited to their respective Capital Accounts, in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv), so as to ensure to the maximum extent possible that:

        (i) such allocations satisfy the alternate economic effect test of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) (by allocating items that can have economic effect in such a manner that the balance of each Member's Capital Account at the end of any taxable year (increased by such Member's "share of partnership minimum gain" and "share of partner nonrecourse debt minimum gain" as defined in Treasury Regulations Section 1.704-2) would be positive in the amount of cash that such Member would receive, if (A) the Company sold all of its property for an amount of cash equal to the book value (as determined pursuant to Treasury Regulations Section 1.704-1(b)
(2)(iv)) of such property (reduced, but not below zero, by the amount of nonrecourse debt or partner nonrecourse debt to which such property is subject) and (B) all of the cash of the Company remaining after payment of all liabilities (other than nonrecourse liabilities and partner nonrecourse debt) of the Company were distributed in liquidation immediately following the end of such taxable year pursuant to Section 10.2); and

        (ii) all allocations of items that cannot have economic effect (including credits and nonrecourse deductions) are allocated to the Members in accordancewith their respective Ownership Percentages.

        5.2      DISTRIBUTIONS.

        Except as otherwise provided in Section 10.2 hereof in the case of the dissolution and liquidation of the Company, Available Cash authorized for distribution pursuant to Section 5.3(i) shall be distributed to the Members in proportion to the balances of their respective Capital Accounts.

        5.3      GENERAL.

        (i) Except as otherwise provided in this Agreement, the timing and amount of all distributions shall be determined by the Manager.

        (ii) If any assets of the Company shall be distributed in kind to the Members, such assets shall be valued on the basis of their fair market value at the date of distribution. Unless the Members otherwise agree, the fair market value of the assets to be distributed shall be determined by an independent appraiser who shall be selected by the Members. The gain or loss for each such asset shall be determined as if the asset had been sold at its fair market value, and the gain or loss shall be allocated as provided in Section 5.1 and shall be properly credited or charged to the Capital Accounts of the Members prior to the distribution of the assets.

        (iii) All items of Company income, gain, loss and deduction shall be allocated, and all distributions shall be made, to the Persons shown on the records of the Company to have been Members as of the last day of the taxable year for which the allocation or distribution is to be made. Notwithstanding
the foregoing, if any  Units  in  the  Company  shall  be  transferred   during
a taxable year, distributions shall be made to the holders of Units on the effective date of the distribution and items of Company income, gain, loss and deduction for such period shall be allocated among the original
Members and the successor on a daily, monthly or other basis as determined by the holders of a majority of the Ownership Percentages using any permissible method under Section 706 of the Code and the Treasury Regulations promulgated thereunder.

                                   ARTICLE 6

                           MANAGER; BOARD OF DIRECTORS


        6.1 GENERAL POWERS. The business and affairs of the Company shall be managed byor under the direction of the Manager of the Company, who shall exercise allsuch powers of the Company in accordance with this Agreement and do all such lawful acts and things as are not by law or by this Agreement directed or required to be exercised or done by the Members.

        6.2  NUMBER;  DESIGNATION  OF THE BOARD OF  DIRECTORS.  The  Manager
of the Company shall be a Board of Directors, acting collectively as provided herein, and so acting shall be the "manager" (within the meaning of the C ompany Act) of the Company. Each individual member of the Board of Directors
shall  have  the  benefits  and  protection   accorded "managers"  under  the
Company  Act and may  execute  documents  as a "manager" of the Company.
Such Board of Directors shall consist of no less than three and no more than seven directors. The Board of Directors of the Company on the Effective Date shall have three members and consists of those individuals named on EXHIBIT B hereto. Members holding a majority of the Ownership Percentages shall have the power and authority to appoint additional members of the Board of Directors and, upon the resignation or removal of any member of the Board of Directors by act of Members holding a majority of the Ownership Percentages, a substitute member of the Board of Directors.

        6.3 TERM. The members of the Board of Directors shall be elected at the annual meeting of the Members, except as provided in Section 6.6 of this Article, andeach member of the Board of Directors shall hold office for a term of one year, or until his or her successor shall be duly elected and qualified. No member of the Board of Directors need be a Member.

        6.4 POWERS OF THE MANAGER. Without limiting the scope of the authority granted under Section 6.1, the Manager is authorized on the Company's behalf to make all decisions as to (a) the sale, loan or other disposition of the Company's assets; (b) the purchase or other acquisition of other assets of all kinds; (c) the management of all or any part of the Company's assets;
(d) the borrowing of money and the granting of security interests in the Company's assets; (e) the prepayment, refinancing or extension of any loan affecting the Company's assets; (f) the compromise or release of any of the Company's claims or debts; and (g) the employment of persons, firms or corporations or any other agents for the operation and management of the Company's business. In the exercise of management powers, the Manager may authorize one or more officers of the Companyto execute and deliver any and all (i) contracts, conveyances, assignments, leases, sub-leases, licensing agreements, management contracts and maintenance contracts covering or affecting the Company's assets; (ii) checks, drafts and other orders for the payment of the Company's funds; (iii) promissory notes, loans, security
agreements  and  other  similar  documents;   and  (iv)  other instruments of
any other kind relating to the Company's affairs, whether like or unlike the foregoing.

        6.5 COMPENSATION. A member of the Board of Directors shall be entitled to such compensation for services performed for the Company in his or her capacity as a member of the Board of Directors, as shall be approved by the Members. Upon substantiation of the amount and purpose thereof, a member of the Board of Directors shall be entitled to reimbursement for expenses reasonably incurred by such member of the Board of Directors in connection with the activities of the Company, as shall be approved by the Members.

        6.6 REMOVAL. One or more or all of the members of the Board of Directors may be removed with or without cause at any time by Members holding a majority of Ownership Percentages. Vacancies thus caused, if not filled by the Members, may be filled by a majority of the Board of Directors then in office.

        6.7 REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place as shall from time to time be determined by the Board of Directors.

        6.8 SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by the President on five (5) days notice to each member of the Board of Directors; special meetings shall be called by the President or Secretary in like manner on the written request of two members of the Board of Directors.

        6.9 QUORUM; REQUIRED VOTE; WRITTEN CONSENT. The presence of a majority of the members of the Board of Directors shall constitute a quorum for the transaction of business at any meeting; PROVIDED, HOWEVER, that if less than a majority of the members of the Board of Directors are present at such meeting, those present may adjourn the meeting at any time without further notice. Any act of the Manager under this Agreement shall require the affirmative approval of a majority of the members of the Board of Directors acting at a meeting (which may be held telephonically) at which there is a quorum, or by consent in writing or by electronic transmission in lieu of a meeting, except as otherwise expressly provided by applicable law, by the Certificate of Formation or this Agreement.

        6.10 EXCULPATION. No act or omission of any member of the Board of Directors, or any Member or officer of the Company, shall subject such member of the Board of Directors, Member or officer to any liability to the Company or the Members, unless such Person engaged in fraud, gross negligence, willful misconduct, intentional breach of this Agreement or knowing violation of the criminal law.

                                    ARTICLE 7


                                    OFFICERS

        7.1 ENUMERATION. The officers of the Company shall be a President, one or more Vice Presidents, Treasurer and Secretary and such other officers as the Manager may elect or appoint. An individual may serve in more than one capacity as an officer of the Company. Individuals who serve as officers of the Company may but need not be Members or members of the Board of Directors. The officers shall be delegated such powers and duties prescribed herein or otherwise as the Manager shall from time to time prescribe. The officers of the Company on the Effective Date are set forth on EXHIBIT C hereto.

        7.2 ELECTION, REMOVAL AND RESIGNATION. All officers shall be appointed annually by the Manager and each such officer shall hold office until his or her successor has been duly chosen and qualified, or until he shall resign or shall have been removed in the manner provided herein. One or more or all officers of the Company may be removed by the Manager with or without cause. Any officer may resign by delivering his written resignation to the Company at its principal office and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.

        7.3 COMPENSATION. An officer of the Company shall be entitled to such compensation for services performed for the Company in his or her capacity as an officer , as shall be approved by the Manager. Upon substantiation of the amount and purpose thereof, an officer shall be entitled to reimbursement for expenses reasonably incurred by such officer in connection with the activities of the Company, as shall be approved by the Manager.

        7.4  DESCRIPTION OF OFFICES.

        (i) The President shall, subject to the direction and under the supervision of the Manager, be the principal executive officer of the Company and shall have general charge of the business and affairs of the Company and shall keep the Manager fully advised. At the direction of the Manager, he shall have power in the name of the Company and on its behalf to execute any instruments in writing. He shall employ and discharge employees and agents of the Company except such as shall hold their offices by appointment of the
Manager,  but he may delegate these  powers  to  other  officers  as  to
employees   under  their   immediate supervision.  He shall have such  powers
and perform such duties as generally pertain to the office of President, as well as such further powers and duties as may be prescribed by the Manager.

        (ii) In the absence of the President or in the event of his inability or
refusal to  act,  the   Vice-President   (or  in  the  event  there  be  more
than one vice-president, the vice-presidents in the order designated by the Manager, or in the absence of any designation, then in the order of their election) shall perform the duties of the president, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Vice-Presidents shall perform such other duties and have such other powers as the Manager may from time to time prescribe.

        (iii) The Secretary shall attend all meetings of the Manager and all meetings of the Members and record all the proceedings of the meetings of the Company and of the Manager in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the Members and special meetings of the Manager, and shall perform such other duties as may be prescribed by the Manager or President, under whose supervision he shall be. He shall have custody of the seal of the Company, if any, and he, or an Assistant Secretary, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by his signature or by the signature of such Assistant Secretary. The Manager may give general authority to any other officer to affix the seal of the Company and to attest the affixing by his signature.

        (iv) The Assistant Secretary, or if there be more than one, the Assistant Secretaries in the order determined by the Manager (or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of his inability or refusal to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Manager may from time to time prescribe.

        (v) The Treasurer shall have the custody of the Company funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Manager. He shall disburse the funds of the Company as may be ordered by the Manager, taking proper vouchers for such disbursements, and shall render to the President and the Manager, at its regular meetings, or when the Manager so requires, an account of all his transactions as Treasurer and of the financial condition of the Company.

(vi) The Assistant Treasurer, or if there be more than one, the Assistant Treasurer in the order determined by the Manager (or if there be no such determination, then in the order of their election) shall, in the absence of the Treasurer or in the event of his inability or refusal to act, perform the duties and exercise the powers of the treasurer and shall perform such other duties and have such other powers as the Manager may from time to time prescribe.

                                    ARTICLE 8

                             MEETINGS OF THE MEMBERS


        8.1 ANNUAL MEETINGS. The general annual meeting of the Members shall take place on the third Wednesday of April in each year, or the first business day thereafter when such a day is a legal holiday, unless otherwise determined by the Manager or Members owning a majority of the Ownership Percentage of the Company.

        8.2 SPECIAL MEETINGS. Meetings of the Members for any purpose or purposes may be called by the President and shall be called by the President or Secretary at the request in writing of the Manager, or at the request in writing of Members owning a majority of the Ownership Percentages of the Company. Requests for meetings shall state the purpose or purposes of the proposed meeting. Unless waived by the Members, Business transacted at all such meetings shall be confined to the objects stated in the call.

        8.3 PRESIDING OFFICER. Meetings of the Members shall be presided over by the President, or if the President is not present, a member of the Board of Directors, or, if no member of the Board of Directors is present, by a chairperson to be chosen at the meeting by Members present in person or by proxy who own at least the majority of Ownership Percentages represented at the meeting.

        8.4 QUORUM. The holders of a majority of Ownership Percentages entitled to vote, present in person or by proxy shall be necessary to and shall constitute a quorum for the transaction of business at all meetings of the Members, except as otherwise required by this Agreement, the Certificate of Formation or the Company Act.

        8.5 VOTING. Except as otherwise provided in this Agreement, the Members shall be entitled to vote in person or by proxy (which shall be in writing or provided by electronic transmission subscribed by such Member or by his or her duly authorized attorney and delivered to the Secretary at or before the meeting) at every meeting of the Members in proportion to their respective Ownership Percentages. When a quorum is present at any meeting, the affirmative vote of Members holding a majority of Ownership

Percentages voted on any question brought before such meeting shall decide such question, unless the question is one upon which by express provision of the Company Act or this Agreement a different vote is required, in which case such express provision shall govern and control the decision of such question.

        8.6 ACTION BY WRITTEN CONSENT. Whenever the vote of the Members at a meeting thereof is required or permitted to be taken for or in connection with any action, by any provisions of the Company Act or this Agreement, the meeting and vote of Members may be dispensed with if not less than the number of Members which would have constituted a quorum, if such meeting were held, shall consent in writing or by electronic transmission to such action being taken; PROVIDED, HOWEVER that the consent shall be provided by Members having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote thereon were present and voted, and PROVIDED, HOWEVER that prompt notice must be given to all Members of the taking of action without a meeting and by less than unanimous written consent.

        8.7 NOTICE OF MEETINGS OF MEMBERS. Unless otherwise required by law or this Agreement or waived by the Members, notice of the annual meeting of Members, stating the place, date, hour and purpose thereof, shall be given to each Member not less than ten (10) days before the date fixed for the meeting. Unless otherwise required by law or this Agreement or waived by the Members, notice of any special meeting of Members, stating the place, date, hour and purpose thereof, shall be given to each Member not less than five (5) days before the date fixed for the meeting.


                                    ARTICLE 9

                           RECORDS; FINANCIAL REPORTS


        9.1 RECORDS. The Manager shall cause the Company to keep at its principal place of business the following:

        (i) a current list of the full name and the last known street address of each Member;

        (ii) a copy of the Certificate of Formation and all amendments thereto;

        (iii) a copy of this Agreement and all amendments hereto; and

        (iv) copies of all actions taken at a meeting or by written consent of the Manager and the Members with respect to which records are required to be maintained by the Company pursuant to the other provisions of this Agreement.

        9.2 ACCOUNTING POLICIES. The books and records of the Company shall be kept on such method of accounting as the Manager shall select. The financial statements of the Company shall be prepared in accordance with generally accepted accounting principles consistently applied, and shall be appropriate and adequate for the Company's business and for carrying out all provisions of this Agreement.

        9.3 MEMBERS' AUDIT AND INSPECTION RIGHTS. Each Member shall have the right to examine and audit the accounts and financial records of the Company and to inspect and make copies of all books, records, documents and materials as such Member may deem appropriate during regular business hours at its sole cost and expense. The parties agree to take appropriate corrective action with respect to any errors so discovered.


                                ARTICLE 10

              DISSOLUTION; LIQUIDATION; WINDING UP AND TERMINATION


        10.1 DISSOLUTION. The Company shall be dissolved upon the happening of any of the events set forth in Section 18-801 of the Company Act. Upon dissolution of the Company, the Manager or a liquidating trustee, if one is appointed, shall wind up the affairs of the Company and, in their, his or its sole and absolute discretion, liquidate the assets of the Company. The Manager or such liquidating trustee shall, in their, his or its absolute discretion, determine the time, manner and terms of any sale or other disposition of the Company's investments, properties and assets for the purpose of obtaining, in their, his or its opinion, fair value for such assets.

        10.2 APPLICATION OF PROCEEDS. The proceeds from liquidation shall be applied in the following order:


        (i) First, to third party creditors, in the order or priority as provided by the Company Act;

        (ii) Second, to a reserve account in such amount as the Manager or liquidating trustee deems reasonably necessary for any contingent or unforeseen liabilities or obligations of the Company. Such reserve account may be paid to a bank, to be held in escrow for the purpose of paying any such contingent or unforeseen liabilities or obligations and, at the expiration of such period as the Manager or liquidating trustee may deem advisable, the amount in such reserve account shall be distributed to the Members in the manner set forth in the balance of this Section 10.2; and

        (iii) Third, after taking into account the allocations of items of Company income, gain, loss or deduction pursuant to Section 5.1, if any, and distributions of cash or property pursuant to Section 5.2, if any, to the Members, in accordance with the balances of their respective Capital Accounts.

        10.3 Certificate of Cancellation. When the Manager or liquidating trustee has complied with the foregoing liquidation plan, the Manager or the liquidating trustee shall execute and cause to be filed an appropriate Certificate of Cancellation under the Company Act.

                                    ARTICLE 11

                                     NOTICES


        11.1 METHOD OF GIVING NOTICE. All notices, requests, demands, and other communications under this Agreement shall be in writing or provided by electronic transmission and shall be deemed to have been duly given to a party
(i) on the date of receipt if delivered personally or delivered by electronic transmission, (ii) on the fifth day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, or (iii) on the weekday when delivery is guaranteed if sent by overnight delivery by Federal Express or other nationally recognized air courier, expenses prepaid, in each case to the address of such party set forth on EXHIBIT A or EXHIBIT B hereto or otherwise maintained in the records of the Company.


                                   ARTICLE 12

                                 INDEMNIFICATION


        12.1  DEFINITIONS.  For purposes of this Article 12:

        "Indemnified Party" includes (i) a person serving as a member of the Board of Directors or an officer of the Company or in a similar executive capacity appointed by the Manager and exercising rights and duties delegated by the Manager, (ii) a person serving at the request of the Company as a director, manager, officer, or employee and (iii) any person who formerly served in any of the foregoing capacities;

        "expenses" means all expenses, including attorneys' fees and disbursements, actually and reasonably incurred in defense of a proceeding or in seeking indemnification under this Article, and except for proceedings by or in the right of the Company or alleging that an Indemnified Party received an improper personal benefit, any judgments, awards, fines, penalties and reasonable amounts paid in settlement of a proceeding; and

        "proceeding"  means  any  threatened,   pending  or  completed action,
suit  or  proceeding,   whether  civil,  criminal,   administrative  or
investigative, and any claim which could be the subject of a proceeding.

        12.2 RIGHT TO INDEMNIFICATION. Except as limited by law and subject to the provisions of this Article, the Company shall indemnify each Indemnified Party against all expenses incurred by them in connection with any proceeding in which an Indemnified Party is involved as a result of serving in such capacity, except that no indemnification shall be provided for an Indemnified Party regarding any matter as to which it shall be finally determined that such Indemnified Party did not act in good faith and in the reasonable belief that its action was in the best interests of the Company. Subject to the foregoing limitations, such indemnification may be provided by the Company with respect to a proceeding in which it is claimed that an Indemnified Party received an improper personal benefit by reason of its position, regardless of whether the claim arises out of an Indemnified Party's service in such capacity, except for matters as to which it is finally determined that an improper personal benefit was received by an Indemnified Party.

        12.3 AWARD OF INDEMNIFICATION. The determination of whether the Company is authorized to indemnify an Indemnified Party hereunder and any award of indemnification shall be made in each instance (a) by a majority of the members of the Board of Directors who are not parties to the proceeding in question, (b) by independent legal counsel appointed by an Indemnified Party or the Members or (c) by the holders of a majority of the Ownership Percentages of the Members who are not parties to the proceeding in question. If indemnification is denied, the applicant may seek an independent determination of its right to indemnification by a court having jurisdiction, and in such event, the Company shall have the burden of proving that the applicant was not eligible for indemnification under this Article. Notwithstanding the foregoing, in the case of a proceeding by or in the right of the Company in which an Indemnified Party is adjudged liable to the Company, indemnification hereunder shall be provided to such Indemnified Party only upon a determination by a court having jurisdiction that in view of all the circumstances of the case, such Indemnified Party is fairly and reasonably entitled to indemnification for such expenses as the court shall deem proper.

        12.4 SUCCESSFUL DEFENSE. Notwithstanding any contrary provisions of this Article, if an Indemnified Party has been successful on the merits in the defense of any proceeding in which it was involved by reason of its position as an Indemnified Party or as a result of serving in such capacity (including termination of investigative or other proceedings without a finding of fault on the part of the Indemnified Party), the Indemnified Party shall be indemnified by the Company against all expenses incurred by the Indemnified Party in connection therewith.

        12.5 ADVANCE PAYMENTS. Except as limited by law, expenses incurred by an Indemnified Party in defending any proceeding, including a proceeding by or in the right of the Company, shall be paid by the Company to the Indemnified Party in advance of final disposition of the proceeding upon receipt of its written undertaking to repay such amount if the Indemnified Party is determined pursuant to this Article or adjudicated to be ineligible for indemnification, which undertaking shall be an unlimited general obligation but need not be secured and may be accepted without regard to the financial ability of the Indemnified Party to make repayment; PROVIDED, HOWEVER, that no such advance payment of expenses shall be made if it is determined pursuant to Section 12.3 of this Article on the basis of the circumstances known at the time (without further investigation) that the Indemnified Party is ineligible for indemnification.

        12.6 INSURANCE. The Company shall have power to purchase and maintain insurance on behalf of any Indemnified Party against any liability or cost incurred by such person in any such capacity or arising out of its status as such, whether or not the Company would have power to indemnify against such liability or cost.

        12.7 HEIRS AND PERSONAL REPRESENTATIVES. The indemnification provided by this Article shall inure to the benefit of the heirs and personal representatives of each Indemnified Party.

        12.8 NON-EXCLUSIVITY. The provisions of this Article shall not be construed to limit the power of the Company to indemnify its Managers, Members, officers, directors, employees or agents to the full extent permitted by law or to enter into specific agreements, commitments or arrangements for indemnification permitted by law. The absence of any express provision for indemnification herein shall not limit any right of indemnification existing independently of this Article.

        12.9 AMENDMENT. The provisions of this Article may be amended or repealed in accordance with Section 13.3; PROVIDED, HOWEVER, no amendment or repeal of such provisions that adversely affects the rights of an Indemnified Party under this Article with respect to its acts or omissions at any time prior to such amendment or repeal shall apply to such an Indemnified Party without its written consent.

        12.10 LIMITATION. The indemnification to be provided by the Company hereunder shall be paid only from the assets of the Company, and no Member shall
have  any  personal   obligation,   or  any   obligation  to  make  any  Capital
Contribution, with respect thereto.

                                    ARTICLE 13

                                     GENERAL


        13.1 APPLICABLE LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO SUCH JURISDICTION'S CONFLICT OF LAWS PROVISIONS).

        13.2 HEADINGS; CONSTRUCTION. The headings used in this Agreement are for convenience only and do not constitute substantive matters and shall not be considered in construing this Agreement.

        13.3 AMENDMENTS AND WAIVERS. This Agreement may be amended (including a termination or extension) at any regular meeting of the Members or at any special meeting of the Members at which a quorum is present or represented, provided notice of the proposed amendment be contained in the notice of the proposed amendment, by the affirmative vote of the holders of a majority of the Ownership Percentages entitled to vote at such meeting and present or represented thereat. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

              [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

        IN WITNESS WHEREOF, in order to evidence the adoption of the foregoing as the Limited Liability Company Operating Agreement of the Company, the undersigned has executed this Agreement as of the date first written above.


                                  TGT PIPELINE, LLC
                                  as sole Member



                                  By:
                                       ----------------------------------------
                                       Name:
                                       Title:

                                                                    EXHIBIT A

                                     MEMBERS



    NAME AND ADDRESS                UNITS               OWNERSHIP PERCENTAGE

TGT Pipeline, LLC                   1,000                       100%
3800 Frederica Street
Owensboro, Kentucky  42304

                                                                     EXHIBIT B

                               BOARD OF DIRECTORS


               NAME                           ADDRESS

               Andrew Tisch                   c/o Texas Gas Transmission, LLC
                                              3800 Frederica Street
                                              Owensboro, Kentucky  42304

               H.Dean Jones II                c/o Texas Gas  Transmission, LLC
                                              3800  Frederica  Street
                                              Owensboro, Kentucky 42304

               Jamie Buskill                  c/o Texas Gas Transmission, LLC
                                              3800 Frederica Street
                                              Owensboro, Kentucky  42304

                                                                     EXHIBIT C

                                  OFFICERS


            H. Dean Jones II                President
            Jamie Buskill                   Vice-President; CFO; and Treasurer
            Kathlyn Kirk                    Vice-President
            Alan Englehart                  Vice-President
            James Hendrix                   Vice-President
            Douglas Field                   Secretary
            Barbara Mangrum                 Assistant Secretary
            Suzy LaMar                      Assistant Treasurer

                                                                   Exhibit 10.1

                  TERM LOAN AGREEMENT, dated as of May 16, 2003, among TEXAS GAS TRANSMISSION, LLC, a Delaware limited liability company (f/k/a Texas Gas Transmission Corporation ("TGT"), a Delaware corporation) (the "BORROWER"), TGT PIPELINE, LLC, a Delaware limited liability company ("TGT PIPELINE"), LOEWS PIPELINE HOLDING CORP. ("LP HOLDCO"), a Delaware corporation, the several banks and other financial institutions or entities from time to time parties to this Agreement (the "LENDERS"), LEHMAN BROTHERS INC., as advisor, sole lead arranger and sole bookrunner (in such capacity, the "ARRANGER"), LEHMAN COMMERCIAL PAPER INC., as syndication agent (in such capacity, the "SYNDICATION AGENT"), and LEHMAN COMMERCIAL PAPER INC., as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT").

                                             W I T N E S S E T H:
                                             - - - - - - - - - -

                  WHEREAS, Loews Corporation ("LOEWS") acquired (the "ACQUISITION"), indirectly, approximately 100% of the capital stock of TGT for cash and other consideration pursuant to the Purchase Agreement dated as of April 11, 2003 (as amended, supplemented or otherwise modified from time to time, the "PURCHASE AGREEMENT"), among the Williams Gas Pipeline Company, LLC; The Williams Companies, Inc. and LP Holdco, a wholly-owned subsidiary of Loews;

                  WHEREAS, in connection with the Acquisition and prior to the consummation thereof, LP Holdco assigned its rights and obligations under the Purchase Agreement to TGT Pipeline, its wholly-owned subsidiary;

                  WHEREAS, to fund the Acquisition on a temporary basis, Loews has made an equity contribution and/or loan to LP Holdco, which contributed the proceeds thereof to TGT Pipeline, which used such funds to consummate the Acquisition;

                  WHEREAS, subsequent the consummation of the Acquisition and prior to the funding of the Loans hereunder, TGT converted into the Borrower;

                  WHEREAS, the Borrower has requested that the Lenders make a bridge term loan to provide funds to repay a portion of the loans as described below;

                  WHEREAS, the Borrower, a wholly-owned subsidiary of TGT Pipeline, will use the proceeds of the Loans to make a loan to TGT Pipeline, which will distribute such proceeds to LP Holdco, which will in turn use the proceeds to repay a portion of its loan from Loews;

                  WHEREAS, shortly after the Closing Date, TGT Pipeline intends to issue senior unsecured notes in an aggregate principal amount of $185,000,000 and the Borrower intends to issue senior unsecured notes in an aggregate principal amount of $250,000,000, the aggregate proceeds of which will be used to repay the Loans and certain other indebtedness of the Borrower, and for general corporate purposes; and

                  WHEREAS, the Lenders are willing to make such term loan facility available upon and subject to the terms and conditions hereinafter set forth.

                  NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

                        SECTION 1. DEFINITIONS

                  1.1 DEFINED TERMS. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this
Section 1.1.

                  "ACQUISITION":  as defined in the recitals hereto.
                   -----------

                  "ACQUISITION DOCUMENTATION": collectively, the Purchase Agreement and all schedules, exhibits, annexes and amendments thereto and all side letters and agreements affecting the terms thereof or entered into in connection therewith, in each case, as amended, supplemented or otherwise modified from time to time.

                  "ADMINISTRATIVE AGENT":  as defined in the preamble hereto.
                   --------------------

                  "AFFILIATE": as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "AGENTS": the collective reference to the Syndication Agent and the Administrative Agent.
                   ------

                  "AGREEMENT": this Term Loan Agreement, as amended, supplemented or otherwise modified from time to time.

                  "APPLICABLE MARGIN": for each Type of Loan, the rate per annum set forth below:

                             Base Rate                      Eurodollar
                               Loans                           Loans
                               0.25%                           1.25%

                  "ARRANGER":  as defined in the preamble hereto.
                   --------


                  "ASSET SALE": any Disposition of Property or series of related Dispositions of Property consisting of Property of LP Holdco, TGT Pipeline, or the Borrower or any of their Subsidiaries the book value or fair market value of which exceeds $10,000,000.

                  "ASSIGNEE":  as defined in Section 9.6(c).

                  "ASSIGNOR":  as defined in Section 9.6(c).

                  "ATTRIBUTABLE DEBT":  shall have the meaning set forth
                                        in Section 6.2.

                  "BASE RATE": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "PRIME RATE" shall mean the prime lending rate as set forth on the British Banking Association Telerate Page 5 (or such other comparable page as may, in the opinion of the Administrative Agent, replace such page for the purpose of displaying such rate), as in effect from time to time. Any change in the Base Rate due to a change in the Prime Rate actually available or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate or the Federal Funds Effective Rate, respectively. The Prime Rate is a reference rate and does not necessarily represent the lowest or best rate actually available.

                  "BASE RATE LOANS": Loans for which the applicable rate of interest is based upon the Base Rate.

                  "BENEFITED LENDER":  as defined in Section 9.7.

                  "BOARD": the Board of Governors of the Federal Reserve System of the United States (or any successor).

                  "BOARD OF DIRECTORS" means either the Board of Directors of the Borrower or any committee of such Board duly authorized to act on its behalf.

                  "BORROWER": as defined in the preamble hereto.

                  "BORROWING NOTICE": with respect to any request for borrowing of Loans hereunder, a notice from the Borrower, substantially in the form of, and containing the information prescribed by, Exhibit A, delivered to the Administrative Agent.

                  "BUSINESS DAY": (a) for all purposes other than as covered by clause (b) below, a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and
(b) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

                  "CAPITAL MARKETS TRANSACTION": the issuance by LP Holdco, TGT Pipeline or the Borrower of senior unsecured notes (or other securities or a combination thereof reasonably satisfactory to the Required Lenders) in an aggregate principal amount of not less than $275,000,000 in one or more capital markets transactions to refinance the Loans and any other amounts due hereunder.

                  "CAPITAL LEASE OBLIGATIONS": with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP; and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

                  "CAPITAL STOCK": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

                  "CHANGE OF CONTROL": the occurrence of any of the following events: (a) Loews shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of LP Holdco free and clear of all Liens; (b) LP Holdco shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of Capital Stock of TGT Pipeline free and clear of all Liens (other than Liens in favor of Loews granted in connection with funding the Acquisition); or (c) TGT Pipeline shall cease to own and control, of record and beneficially, directly or indirectly, 100% of each class of outstanding Capital Stock of the Borrower free and clear of all Liens.

                  "CITICORP":  Citicorp North America, Inc.

                  "CLOSING DATE": the date on which the conditions precedent set forth in Section 4.1 shall have been satisfied, which date shall be not later than May 16, 2003.

                  "CODE": the United States Internal Revenue Code of 1986, as amended from time to time.

                  "COMMONLY CONTROLLED ENTITY": an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.

                  "CONSOLIDATED EBITDA": of any Person for any period, Consolidated Net Income of such Person and its Subsidiaries for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense, (b) consolidated interest expense of such Person and its Subsidiaries, amortization or write-off of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs,
(e) any extraordinary, unusual or non-recurring expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, losses on sales of assets outside of the ordinary course of business) and (f) any other non-cash charges, and MINUS, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income (except to the extent deducted in determining consolidated interest expense), (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis.

                  "CONSOLIDATED FUNDED INDEBTEDNESS": the aggregate of all outstanding Funded Indebtedness of the Borrower and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                  "CONSOLIDATED  LEVERAGE  RATIO":  as at  the  last  day of any period of four consecutive fiscal quarters of the Borrower, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA of the Borrower and its Subsidiaries for such period; PROVIDED that for purposes of calculating Consolidated EBITDA of the Borrower and its Subsidiaries for any period, (i) the Consolidated EBITDA of any Person acquired by the Borrower or its Subsidiaries during such period shall be included on a pro forma basis for such period (assuming the consummation of such acquisition and the incurrence or assumption of any Indebtedness in connection therewith occurred on the first day of such period) if the consolidated balance sheet of such acquired Person and its consolidated Subsidiaries as at the end of the period preceding the acquisition of such Person and the related consolidated statements of income and stockholders' equity and of cash flows for the period in respect of which Consolidated EBITDA is to be calculated (x) have been previously provided to the Administrative Agent and the Lenders and (y) either (1) have been reported on without a qualification arising out of the scope of the audit by independent certified public accountants of nationally recognized standing or (2) have been found acceptable by the Administrative Agent and (ii) the Consolidated EBITDA of any Person Disposed of by the Borrower or its Subsidiaries during such period shall be excluded for such period (assuming the consummation of such Disposition and the repayment of any Indebtedness in connection therewith occurred on the first day of such period).

                  "CONSOLIDATED NET INCOME": of any Person for any period, the consolidated net income (or loss) of such Person and its Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP; PROVIDED, that in calculating Consolidated Net Income of the Borrower and its consolidated Subsidiaries for any period, there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries,
(b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation (other than under any Loan Document) or Requirement of Law applicable to such Subsidiary.

                  "CONSOLIDATED NET TANGIBLE ASSETS" means the total assets appearing on a consolidated balance sheet of the Borrower and its Subsidiaries, less (x) intangible assets, unamortized debt discount and expense and stock expense and other deferred debits; (y) all current and accrued liabilities (other than Consolidated Funded Indebtedness and capitalized rentals or leases); deferred credits (other than deferred investment tax credits), deferred gains and deferred income and billings recorded as revenues deferred pending the outcome of a rate proceeding (less applicable income taxes) to the extent refunds thereof shall not have been finally determined; and (z) all reserves (other than for deferred federal income taxes arising from timing differences) not already deducted from assets.

                  "CONSOLIDATED TOTAL DEBT": at any date, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP; PROVIDED, that for the purposes of this definition the aggregate principal amount of the Borrower's 7 1/4% debentures due 2027 and 8 5/8% notes due 2004 (collectively, the "EXISTING NOTES") shall be equal to the stated principal amount of such Existing Notes which are outstanding.

                  "CONTRACTUAL OBLIGATION": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

                  "CONTROL INVESTMENT AFFILIATE": as to any Person, any other Person that (a) directly or indirectly, is in control of, is controlled by, or is under common control with, such Person and (b) is organized by such Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

                  "CREDIT RATING": as of any date, a credit rating by either Moody's or S&P, as the case may be, for the senior unsecured notes (or other securities) to be issued by LP Holdco, TGT Pipeline or the Borrower in a Capital Markets Transaction.

                  "DEFAULT": any of the events specified in Section 7, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                  "DISPOSITION": with respect to any Property, any sale, lease, sale and leaseback,assignment, conveyance, transfer or other disposition thereof; and the terms "DISPOSE" and "DISPOSED OF" shall have correlative meanings.

                  "DOLLARS" and "$": lawful currency of the United States of America.

                  "ENVIRONMENTAL LAWS": any and all laws, rules, orders, regulations, statutes, ordinances, guidelines, codes, decrees, or other legally enforceable requirements (including, without limitation, common law) of any international authority, foreign government, the United States, or any state, local, municipal or other governmental authority, regulating, relating to or imposing liability or standards of conduct concerning protection of the environment or of human health, or employee health and safety, as has been, is now, or may at any time hereafter be, in effect.

                  "ENVIRONMENTAL PERMITS": any and all permits, licenses, approvals, registrations, notifications, exemptions and other authorizations required under any Environmental Law.

                  "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

                  "EUROCURRENCY RESERVE REQUIREMENTS": for any day, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including, without limitation, basic, supplemental, marginal and emergency reserves) under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

                  "EURODOLLAR BASE RATE": with respect to each day during each Interest Period, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Telerate screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Telerate screen (or otherwise on such screen), the "EURODOLLAR BASE RATE" for purposes of this definition shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent.

                  "EURODOLLAR LOANS": Loans for which the applicable rate of interest is based upon the Eurodollar Rate.

                  "EURODOLLAR RATE": with respect to each day during each Interest Period, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):


                              Eurodollar Base Rate
                    1.00 - Eurocurrency Reserve Requirements

                  "EURODOLLAR TRANCHE": the collective reference to Eurodollar Loans the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

                  "EVENT OF DEFAULT": any of the events specified in Section 7, PROVIDED that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

                  "FACILITY": the Term Loan Commitments and the Term Loans made thereunder.

                  "FEDERAL FUNDS EFFECTIVE RATE": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Reference Lender from three federal funds brokers of recognized standing selected by it.

                  "FUNDED INDEBTEDNESS": any Indebtedness which matures more than one year after the date of which Funded Indebtedness is being determined less any such Indebtedness as will be retired through or by means of any deposit or payment required to be made within one year from such date under any prepayment provision, sinking fund, purchase fund or otherwise.

                  "FUNDING OFFICE": the office specified from time to time by the Administrative Agent asits funding office by notice to the Borrower and the Lenders.

                  "GAAP": generally accepted accounting principles in the United States of America as in effect from time to time.

                  "GOVERNMENTAL AUTHORITY": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                  "GUARANTEE OBLIGATION": as to any Person (the "GUARANTEEING PERSON"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit), if to induce the creation of such obligation of such other Person the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "PRIMARY OBLIGATIONS") of any other third Person (the "PRIMARY OBLIGOR") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any Property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or
(2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase Property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; PROVIDED, HOWEVER, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

                  "HEDGE AGREEMENTS": all interest rate or currency swaps, caps or collar agreements, foreign exchange agreements, commodity contracts or similar arrangements entered into by the Borrower or its Subsidiaries providing for protection against fluctuations in interest rates, currency exchange rates, commodity prices or the exchange of nominal interest obligations, either generally or under specific contingencies.

                  "INDEBTEDNESS":   of  any   Person   at  any   date,   without
duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of Property or services (other than trade payables incurred in the ordinary course of such Person's business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to Property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such Property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under acceptance, letter of credit or similar facilities, (g) all obligations of such Person, contingent or otherwise, to purchase, redeem, retire or otherwise acquire for value any Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above; (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation and
(j) for the purposes of Section 7(e) only, all obligations of such Person in respect of Hedge Agreements.

                  "INDEMNIFIED LIABILITIES":  as defined in Section 9.5.

                  "INDEMNITEE":  as defined in Section 9.5.

                  "INSOLVENCY": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

                  "INSOLVENT":  pertaining to a condition of Insolvency.

                  "INTEREST PAYMENT DATE": (a) as to any Base Rate Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or shorter, the last day of such Interest Period, (c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and (d) as to any Loan the date of any repayment or prepayment made in respect thereof.

                  "INTEREST  PERIOD":  as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; PROVIDED that, all of the foregoing provisions relating to Interest Periods are subject to the following:

(1) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

(2) any Interest Period that would otherwise extend beyond the date final payment is due on the Term Loans, shall end on such due date, as applicable; and

(3) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period.

                  "LEHMAN ENTITY": any of Lehman Commercial Paper Inc. or any of its affiliates (including Syndicated Loan Funding Trust).

                  "LENDER ADDENDUM": with respect to any initial Lender, a Lender Addendum, substantially in the form of Exhibit B, to be executed and delivered by such Lender on the Closing Date as provided in Section 9.15.

                  "LENDERS":  as defined in the preamble hereto.

                  "LIEN": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

                  "LOAN": any loan made by any Lender pursuant to this Agreement.

                  "LOAN DOCUMENTS":  this Agreement and the Notes.

                  "Loews":  as defined in the recitals hereto.

                  "MATERIAL ADVERSE EFFECT": a material adverse effect on (a) the business, assets, property, condition (financial or otherwise) or prospects of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Agents or the Lenders hereunder or thereunder.

                  "MATERIALS OF ENVIRONMENTAL CONCERN": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products, polychlorinated biphenyls, urea-formaldehyde insulation, asbestos, pollutants, contaminants, radioactivity, and any other substances or forces of any kind, whether or not any such substance or force is defined as hazardous or toxic under any Environmental Law, that is regulated pursuant to or could give rise to liability under any Environmental Law.

                  "MATURITY DATE":  as defined in Section 2.03.

                  "MOODY'S":  Moody's Investors Service, Inc.

                  "MULTIEMPLOYER PLAN": a Plan that is a multiemployer plan as defined in Section 4001(a)(3)of ERISA.

                  "NET CASH PROCEEDS": (a) in connection with any Asset Sale, the proceeds thereof in the form of cash and cash equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset which is the subject of such Asset Sale and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), (b) in connection with any Capital Markets Transaction, or other incurrence of Indebtedness or issuance of equity, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

                  "NON-EXCLUDED TAXES":  as defined in Section 2.15(a).

                  "NON-U.S. LENDER": as defined in Section 2.15(d).

                  "NOTE":  any promissory note evidencing any Loan.

                  "OBLIGATIONS": the unpaid principal of and interest on (including, without limitation, interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

                  "OTHER TAXES": any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

                  "PARTICIPANT":  as defined in Section 9.6(b).

                  "PAYMENT OFFICE": the office specified from time to time by the Administrative Agent as its payment office by notice to the Borrower and the Lenders.

                  "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

                  "PERSON": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

                  "PLAN": at a particular time, any employee benefit plan that is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

                  "PRINCIPAL  PROPERTY"  shall  have the  meaning  set  forth in
Section 6.2.

                  "PROPERTY": any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible, including, without limitation, Capital Stock.

                  "PURCHASE AGREEMENT":  as defined in the recitals hereto.

                  "REFERENCE LENDER":  Deutsche Bank, New York Office.

                  "REGISTER":  as defined in Section 9.6(d).

                  "RELATED FUND":  with respect to any Lender, any fund that
(x) invests in commercial loans and (y) is managed or advised by the same investment advisor as such Lender, by such Lender or an Affiliate of such Lender.

                  "RELATED PERSON": of any Person, without limitation, any other Person owning 5% or more of the outstanding common stock of such Person or 5% or more of the voting stock of such Person.

                  "REORGANIZATION": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.
                  "REPORTABLE EVENT": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31,.32, .34 or .35 of PBGC Reg.ss. 4043.

                  "REQUIRED LENDERS": at any time, the holders of more than 50% of (a) until the Closing Date, the Term Loan Commitments and (b) thereafter, the sum of the aggregate unpaid principal amount of the Term Loans then outstanding.

                  "REQUIREMENT OF LAW": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

                  "RESPONSIBLE OFFICER": the chief executive officer, president or chief financial officer of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower.

                  "RESTRICTED PAYMENT": any dividend or other distribution (whether in cash, securities or other property) with respect to any equity interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such equity interests in the Borrower or any option, warrant or other right to acquire any such equity interests in the Borrower.

                  "SEC": the Securities and Exchange Commission (or successors thereto or an analogous Governmental Authority).

                  "SINGLE EMPLOYER PLAN": any Plan that is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

                  "SOLVENT": with respect to any Person, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise", as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

                  "S&P":  Standard & Poor's Rating Services.

                  "SUBSIDIARY": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

                  "TERM LOANS":  as defined in Section 2.1.

                  "TERM NOTE":  as defined in Section 2.4.

                  "TERM LOAN COMMITMENT": as to any Lender, the obligation of such Lender, if any, to make a Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Term Loan Commitment" opposite such Lender's name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original aggregate amount of the Term Loan Commitments is $275,000,000.

                  "TERM LOAN PERCENTAGE": as to any Term Loan Lender at any time, the percentage which such Lender's Term Loan Commitment then constitutes of the aggregate Term Loan Commitments (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender's Term Loans then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding).

                  "TRANSFEREE":  as defined in Section 9.14.

                  "TYPE": as to any Loan, its nature as a Base Rate Loan or a Eurodollar Loan.

                  "WHOLLY OWNED SUBSIDIARY": as to any Person, any other Person all of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

                  1.2 OTHER DEFINITIONAL PROVISIONS. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

                (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, accounting terms relating to the Borrower and its Subsidiaries not defined in
Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP.

                (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

                (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

                (e) All  calculations  of  financial  ratios set forth in
Section 6.3 shall be calculated to the same number of decimal places as the relevant ratios are expressed in and shall be rounded upward if the number in the decimal place immediately following the last calculated decimal place is five or greater.

              SECTION 2.  AMOUNT AND TERMS OF TERM LOAN COMMITMENTS

                2.1 TERM LOAN COMMITMENTS. Subject to the terms and conditions hereof, the Lenders severally agree to make term loans (each, a "TERM LOAN") to the Borrower on the Closing Date in an amount for each Lender not to exceed the amount of the Term Loan Commitment of such Lender. The Term Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections
2.2 and 2.8.

                2.2 PROCEDURE FOR TERM LOAN BORROWING. The Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 10:00 A.M., New York City time, one Business Day prior to the anticipated Closing Date) requesting that the Lenders make the Term Loans on the Closing Date. Upon receipt of such Borrowing Notice the Administrative Agent shall promptly notify each Term Loan Lender thereof. Not later than 12:00 Noon, New York City time, on the Closing Date each Term Loan Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the Term Loan or Term Loans to be made by such Lender. The Administrative Agent shall make available to the Borrower the aggregate of the amounts made available to the Administrative Agent by the Lenders, in like funds as received by the Administrative Agent.

                2.3 REPAYMENT OF TERM LOANS. All outstanding Term Loans, together with interest thereon and other Obligations due hereunder, shall be due and payable on the date (the "MATURITY DATE") that is the earlier of (i) May 16, 2004 or (ii) March 1, 2004 in the event that the Borrower's 8 5/8% Notes due April 1, 2004 are not repaid in full or refinanced in full prior to March 1, 2004; PROVIDED, that any such refinancing Indebtedness shall not (i) impose on the Borrower and its Subsidiaries covenants or events of default that, in the good faith judgment of Borrower, are in the aggregate materially more restrictive on Borrower and its Subsidiaries than those applicable under the Borrower's Indenture dated as of April 1, 1994 or (ii) require any scheduled payments of principal thereon prior to the date that is one year after the final maturity of the Term Loans.

                2.4   REPAYMENT  OF  LOANS;   EVIDENCE  OF  DEBT.   (a)  The
Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Term Loan Lender the principal amount of each Term Loan of such Term Loan Lender on the Maturity Date (or on such earlier date on which the Loans become due and payable pursuant to Section 7). The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.10.

                (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

                (c) The Administrative Agent, on behalf of the Borrower, shall maintain the Register pursuant to Section 9.6(d), and a subaccount therein for each Lender, in which shall be recorded (i) the amount of each Loan made hereunder and any Note evidencing such Loan, the Type of such Loan and each Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) both the amount of any sum received by the Administrative Agent hereunder from the Borrower and each Lender's share thereof.

                (d) The entries made in the Register and the accounts of each Lender maintained pursuant to Section 2.4(b) shall, to the extent permitted by applicable law, be PRIMA FACIE evidence of the existence and amounts of the obligations of the Borrower therein recorded; PROVIDED, HOWEVER, that the failure of any Lender or the Administrative Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by such Lender in accordance with the terms of this Agreement.

                (e) The Borrower agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will promptly execute and deliver to such Lender a promissory note (a "TERM NOTE"), of the Borrower evidencing any Term Loans of such Lender, with appropriate insertions as to date and principal amount; PROVIDED, that delivery of Notes shall not be a condition precedent to the occurrence of the Closing Date or the making of the Loans on the Closing Date.

                2.5 FEES. The Borrower agrees to pay to the Administrative Agent and Citicorp the fees in the amounts and on the dates previously agreed to in writing by the Borrower, the Administrative Agent and Citicorp.

                2.6 OPTIONAL PREPAYMENTS. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty (except as otherwise provided herein), upon irrevocable notice delivered to the Administrative Agent at least three Business Days prior thereto in the case of Eurodollar Loans and at least one Business Day prior thereto in the case of Base Rate Loans, which notice shall specify the date and amount of such prepayment, and whether such prepayment is of Eurodollar Loans or Base Rate Loans; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.16. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple thereof.

                2.7 MANDATORY PREPAYMENT. If LP Holdco, TGT Pipeline or the Borrower or any of their Subsidiaries shall receive Net Cash Proceeds from (i) any Capital Markets Transaction or other incurrence of Indebtedness, in one or a series of transactions, in an amount in excess of $25,000,000, (ii) any issuance of Capital Stock (other than to Loews or a Subsidiary thereof) or (iii) any Asset Sale, then, on the date of receipt by LP Holdco, TGT Pipeline or the Borrower or any such Subsidiary of such Net Cash Proceeds, 100% of such Net Cash Proceeds will be applied to the prepayment of the Term Loans. The provisions of this Section do not constitute a consent to the consummation of any Disposition not permitted by Section 6.4.

                2.8 CONVERSION AND CONTINUATION OPTIONS. (a) The Borrower may elect from time to time to convert Eurodollar Loans to Base Rate Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, PROVIDED that any such conversion of Eurodollar Loans may be made only on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert Base Rate Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election (which notice shall specify the length of the initial

Interest Period therefor), PROVIDED that no Base Rate Loan may be converted into a Eurodollar Loan (i) when any Event of Default has occurred and is continuing and the Administrative Agent has, or the Required Lenders have, determined in its or their reasonable discretion not to permit such conversions or (ii) after the date that is one month prior to the final scheduled termination or maturity date of the Facility. Upon receipt of any such notice the Administrative Agent shall promptly notify each Lender thereof.

                (b) The Borrower may elect to continue any Eurodollar Loan as such upon the expiration of the then current Interest Period with respect thereto by giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in
Section 1.1, of the length of the next Interest Period to be applicable to such Loans, PROVIDED that no Eurodollar Loan under the Facility may be continued as such (i) when any Event of Default has occurred and is continuing and the Administrative Agent has, or the Required Lenders have, determined in its or their reasonable discretion not to permit such continuations or (ii) after the date that is one month prior to the final scheduled termination or maturity date of the Facility, and PROVIDED, FURTHER, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso, such Loans shall be converted automatically to Base Rate Loans on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

                2.9 MINIMUM AMOUNTS AND MAXIMUM NUMBER OF EURODOLLAR TRANCHES. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions, continuations and optional prepayments of Eurodollar Loans and all selections of Interest Periods shall be in such amounts and be made pursuant to such elections so that, (a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than six Eurodollar Tranches shall be outstanding at any one time.
2.10 INTEREST RATES AND PAYMENT DATES. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin in effect for such day.

                (b) Each Base Rate Loan shall bear interest for each day on which it is outstanding at a rate per annum equal to the Base Rate in effect for such day plus the Applicable Margin in effect for such day.

                (c) (i) If all or a portion of the principal amount of any Loan shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such Loans (to the extent legally permitted) shall bear interest at a rate per annum that is equal to the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans plus 2% (or, in the case of any such other amounts that do not relate to the Facility, the rate then applicable to Base Rate Loans plus 2%), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (after as well as before judgment).

                (d) Interest shall be payable in arrears on each Interest Payment Date, PROVIDED that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

                2.11 COMPUTATION OF INTEREST AND FEES. (a) Interest, fees, commissions payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to Base Rate Loans on which interest is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the Base Rate or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the Lenders of the effective date and the amount of each such change in interest rate.

                (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.11(a).

                2.12 INABILITY TO DETERMINE INTEREST RATE. If prior to the first day of any Interest Period:

                (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower, absent manifest error) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

                (b) the Administrative Agent shall have received notice from the Required Lenders that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans requested to be made on the first day of such Interest Period shall be made as Base Rate Loans, (y) any Loans that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as Base Rate Loans and (z) any outstanding Eurodollar Loans shall be converted, on the last day of the then current Interest Period with respect thereto, to Base Rate Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans shall be made or continued as such, nor shall the Borrower have the right to convert Loans to Eurodollar Loans.

                2.13 PRO RATA TREATMENT AND PAYMENTS. (a) Each borrowing by the Borrower from the Lenders hereunder, and any reduction of the Term Loan

Commitments of the Lenders, shall be made pro rata according to the respective Term Loan Percentages of the Lenders. Each payment (other than prepayments) in respect of principal or interest in respect of the Term Loans and each payment in respect of fees payable hereunder shall be applied to the amounts of such obligations owing to the Lenders pro rata according to the respective amounts then due and owing to the Lenders.

                (b) Each payment (including each prepayment) of the Term Loans outstanding shall be allocated among the Lenders holding such Term Loans PRO RATA based on the principal amount of such Term Loans held by such Lenders. Amounts prepaid on account of the Term Loans may not be reborrowed.

                (c) The application of any payment of Loans (including optional prepayments)shall be made, FIRST, to Base Rate Loans and, SECOND, to Eurodollar Loans. Each payment of the Loans shall be accompanied by accrued interest to the date of such payment on the amount paid.

                (d) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Payment Office, in Dollars and in immediately available funds. Any payment made by the Borrower after 12:00 Noon, New York City time, on any Business Day shall be deemed to have been on the next following Business Day. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

                (e) Unless the Administrative Agent shall have been notified in writing by any Lender prior to the Closing Date that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Closing Date, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days after the Closing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to Base Rate Loans, on demand, from the Borrower.

                (f) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment due to be made by the Borrower hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective PRO RATA shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days after such due date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

                2.14 REQUIREMENTS OF LAW. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

        (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.15(a) and changes in the rate of tax on the overall net income of such Lender);

       (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or

      (iii)       shall   impose  on  such  Lender  any  other
                  condition with respect to this Agreement or any Eurodollar Loan made by it;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount which such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this Section, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

                (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction; PROVIDED that the Borrower shall not be required to compensate a Lender pursuant to this paragraph for any amounts incurred more than six months prior to the date that such Lender notifies the Borrower of such Lender's intention to claim compensation therefor; and PROVIDED FURTHER that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect.

                (c) A certificate as to any additional amounts payable pursuant to this Section submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                2.15 TAXES. (a) All payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on any Agent or any Lender as a result of a present or former connection between such Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from such Agent's or such Lender's having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("NON-EXCLUDED TAXES") or any Other Taxes are required to be withheld from any amounts payable to any Agent or any Lender hereunder, the amounts so payable to such Agent or such Lender shall be increased to the extent necessary to yield to such Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time such Lender becomes a party to this Agreement, except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph (a).

                (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

                (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for the account of the relevant Agent or Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agents and the Lenders for any incremental taxes, interest or penalties that may become payable by any Agent or any Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                (d) Each Lender (or Transferee) that is not a citizen or resident of the United States of America, a corporation, partnership or other entity created or organized in or under the laws of the United States of America (or any jurisdiction thereof), or any estate or trust that is subject to federal income taxation regardless of the source of its income (a "NON-U.S. LENDER") shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest" a statement substantially in a form satisfactory to the Administrative Agent and a Form W-8BEN, or any subsequent versions thereof or successors thereto properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

                (e) A Lender that is entitled to an exemption from or reduction of non-U.S. withholding tax under the law of the jurisdiction in which the Borrower is located, or any treaty to which such jurisdiction is a party, with respect to payments under this Agreement shall deliver to the Borrower (with a copy to the Administrative Agent), at the time or times prescribed by applicable law or reasonably requested by the Borrower, such properly completed and executed documentation prescribed by applicable law as will permit such payments to be made without withholding or at a reduced rate, PROVIDED that such Lender is legally entitled to complete, execute and deliver such documentation and in such Lender's reasonable judgment such completion, execution or submission would not materially prejudice the legal position of such Lender.

                2.16 INDEMNITY. The Borrower agrees to indemnify each Lender for, and to hold each Lender harmless from, any loss or expense that such Lender may sustain or incur as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment or conversion of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank Eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                2.17 ILLEGALITY. Notwithstanding any other provision herein, if the adoption of or any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for any Lender to make or maintain Eurodollar Loans as contemplated by this Agreement, (a) the commitment of such Lender hereunder to make Eurodollar Loans, continue Eurodollar Loans as such and convert Base Rate Loans to Eurodollar Loans shall forthwith be canceled and (b) such Lender's Loans then outstanding as Eurodollar Loans, if any, shall be converted automatically to Base Rate Loans on the respective last days of the then current Interest Periods with respect to such Loans or within such earlier period as required by law. If any such conversion of a Eurodollar Loan occurs on a day which is not the last day of the then current Interest Period with respect thereto, the Borrower shall pay to such Lender such amounts, if any, as may be required pursuant to Section 2.16.

                SECTION 3. REPRESENTATIONS AND WARRANTIES

                  To induce the Agents and the Lenders to enter into this Agreement and to make the Loans, the Borrower hereby represents and warrants to each Agent and each Lender that:

                3.1 FINANCIAL CONDITION. The audited consolidated balance sheets of the Borrower as at December 31, 2001 and December 31, 2002, and the related consolidated statements of income and of cash flows for the fiscal years ended on such dates, reported on by and accompanied by an unqualified report from Ernst & Young LLP, present fairly the consolidated financial condition of the Borrower as at such date, and the consolidated results of its operations and its consolidated cash flows for the respective fiscal years then ended. The unaudited consolidated balance sheet of the Borrower as at March 31, 2003, and the related unaudited consolidated statements of income and cash flows for the three-month period ended on such date, present fairly the consolidated financial condition of the Borrower as at such date, and the consolidated results of its operations and its consolidated cash flows for the three-month period then ended (subject to normal year-end audit adjustments and the absence of notes). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein).

        3.2 NO CHANGE. Since December 31, 2002 there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

        3.3 CORPORATE EXISTENCE; COMPLIANCE WITH LAW. The Borrower is a duly formed limited liability company, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the limited liability company power and authority, and the legal right, to own and operate its Property, to lease the Property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign limited liability company and in good standing under the laws of each jurisdiction where its ownership, lease or operation of Property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                3.4 LIMITED LIABILITY COMPANY POWER; AUTHORIZATION;
ENFORCEABLE OBLIGATIONS. The Borrower has the limited liability company power and authority, and the legal right, to make, deliver and perform the Loan Documents and to borrow hereunder. The Borrower has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and to authorize the borrowings on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the Acquisition, the borrowings hereunder or the execution, delivery, performance, validity or enforceability of this Agreement or any of the other Loan Documents, except consents, authorizations, filings and notices described in Schedule 3.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect. Each Loan Document has been duly executed and delivered on behalf of the Borrower. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of the Borrower, TGT Pipeline and LP Holdco, enforceable against each such party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                3.5 NO LEGAL BAR. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of the Borrower and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation. No Requirement of Law or Contractual Obligation applicable to the Borrower could reasonably be expected to have a Material Adverse Effect.

                3.6 NO MATERIAL LITIGATION. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower or against any of its properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

                3.7 NO DEFAULT. The Borrower is not in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

                3.8 OWNERSHIP OF PROPERTY; LIENS. The Borrower has title in fee simple to, or a valid leasehold interest in, or a right of way or easement in all real property used or necessary for the conduct of its business, and good title to, or a valid leasehold interest in, all its other Property, and none of such Property is subject to any Lien except as permitted by Section 6.1.

                3.9 TAXES. The Borrower has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its Property and all other taxes, fees or other charges imposed on it or any of its Property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower); and no tax Lien has been filed, and, to the knowledge of the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

                3.10 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

                3.11 USE OF PROCEEDS. The proceeds of the Term Loans shall be used to refinance a portion of the Acquisition and to pay related fees and expenses.

                3.12 ENVIRONMENTAL MATTERS. Other than exceptions to any of the following that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect:

                (a) The Borrower: (i) is, and within the period of all applicable statutes of limitation has been, in compliance with all applicable Environmental Laws; (ii) holds all Environmental Permits (each of which is in full force and effect) required for any of its current or intended operations or for any property owned, leased, or otherwise operated by it; (iii) is, and within the period of all applicable statutes of limitation has been, in compliance with all of its Environmental Permits; and (iv) reasonably believes that: its Environmental Permits will be timely renewed and complied with, without material expense; any additional Environmental Permits that may be required of it will be timely obtained and complied with, without material expense; and compliance with any Environmental Law that is or is expected to become applicable to it will be timely attained and maintained, without material expense.

                (b) Materials of Environmental Concern are not present at, on, under, in, or about any real property now or formerly owned, leased or operated by the Borrower, or at any other location (including, without limitation, any location to which Materials of Environmental Concern have been sent for re-use or recycling or for treatment, storage, or disposal) which could reasonably be expected to (i) give rise to liability of the Borrower under any applicable Environmental Law or otherwise result in costs to the Borrower, or (ii) interfere with the Borrower's continued operations, or (iii) impair the fair saleable value of any real property owned or leased by the Borrower.

                (c) There is no judicial, administrative, or arbitral proceeding (including any notice of violation or alleged violation) under or relating to any Environmental Law to which the Borrower is, or to the knowledge of the Borrower will be, named as a party that is pending or, to the knowledge of the Borrower, threatened.

                (d) The Borrower has not received any written request for information, or been notified that it is a potentially responsible party under or relating to the federal Comprehensive Environmental Response, Compensation, and Liability Act or any similar Environmental Law, or with respect to any Materials of Environmental Concern.

                (e) The Borrower has not entered into or agreed to any consent decree, order, or settlement or other agreement, or is subject to any judgment, decree, or order or other agreement, in any judicial, administrative, arbitral, or other forum for dispute resolution, relating to compliance with or liability under any Environmental Law.

                (f) The Borrower has not assumed or retained, by contract or operation of law, any liabilities of any kind, fixed or contingent, known or unknown, under any Environmental Law or with respect to any Material of Environmental Concern.

                3.13 ACCURACY OF INFORMATION, ETC. No statement or information contained in this Agreement, any other Loan Document or any other material document or certificate furnished to the Administrative Agent or the Lenders or any of them, by or on behalf of the Borrower for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount. As of the date hereof, the representations and warranties contained in the Purchase Agreement (other than those of the seller thereunder) are true and correct in all material respects. There is no fact known to the Borrower that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents or in any other documents, certificates and statements furnished to the Agents and the Lenders for use in connection with the transactions contemplated hereby and by the other Loan Documents.

                3.14 SOLVENCY. The Borrower is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith and therewith will be, Solvent.

                3.15 SUBSIDIARIES. The Borrower has no Subsidiaries as of the date hereof.


                 SECTION 4.  CONDITIONS PRECEDENT

                4.1 CONDITIONS TO TERM LOAN. The agreement of each Lender to make the Term Loan requested to be made by it hereunder is subject to the satisfaction, prior to or concurrently with the making of such Term Loan on the Closing Date, of the following conditions precedent:

                (a) LOAN DOCUMENTS. The Administrative Agent shall have received this Agreement, executed and delivered by a duly authorized officer of the Borrower, and a Lender Addendum executed and delivered by each Lender and accepted by the Borrower.

                (b) ACQUISITION, ETC. The Acquisition shall have been consummated pursuant to the Purchase Agreement on terms and conditions reasonably satisfactory to the Lenders, and no provision of the Purchase Agreement or any other Acquisition Documentation (which documentation shall have been provided to the Administrative Agent prior to the Closing Date) shall have been waived, amended, supplemented or otherwise modified without the approval of the Administrative Agent (which shall not be unreasonably withheld or delayed).

                (c)  APPROVALS.   All  governmental  and  third  party
approvals necessary in connection with the Acquisition, the continuing operations of the Borrower and the transactions contemplated hereby shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the Acquisition or the financing contemplated hereby.

                (d) PRESENTATION TO RATING AGENCIES. Prior to the Closing Date, TGT Pipeline and the Borrower shall have made a customary presentation to each of Moody's and S&P to procure a Credit Rating from each of Moody's and S&P prior to, on or after the Closing Date.

                (e) FEES. The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including reasonable fees, disbursements and other charges of counsel to the Agents), on or before the Closing Date.

                (f) CLOSING CERTIFICATE. The Administrative Agent shall have received a certificate of the Borrower, dated the Closing Date, substantially in the form of Exhibit C, with appropriate insertions and attachments.

                (g) LEGAL OPINIONS. The Administrative Agent shall have received the legal opinions of (a) Dickstein Shapiro Morin & Oshinsky LLP, counsel to the Borrower, TGT Pipeline and LP Holdco and (b) W. Douglas Field, Esq., in house counsel of the Borrower, substantially in the forms of Exhibits D-1 and D-2, respectively.

                (h) REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct on and as of such date as if made on and as of such date.

                (i) NO DEFAULT. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the Loan requested to be made on such date.

                  The borrowing by the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such Loan that the conditions contained in this Section 4.1 have been satisfied.

                        SECTION 5.     AFFIRMATIVE COVENANTS

                  The Borrower (and each of LP Holdco and TGT Pipeline in respect to Section 5.9 only) hereby agrees that so long as any Loan or other amount is owing to any Lender or any Agent hereunder, the Borrower (and each of LP Holdco and TGT Pipeline in respect to Section 5.9 only) shall and shall cause each of its Subsidiaries to:

5.1      FINANCIAL STATEMENTS.  Furnish to each Agent and each Lender:


                (a) as soon as available, but in any event within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures as of the end of and for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Deloitte & Touche LLP or other independent certified public accountants of nationally recognized standing;

                (b) as soon as available, but in any event not later than 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures as of the end of and for the corresponding period in the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments and the absence of notes); and

all such financial statements to be complete and correct in all material respects and to be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

                5.2 CERTIFICATES; OTHER INFORMATION. Furnish to each Agent and each Lender, or, in the case of clause (e), to the relevant Lender:

                (a) concurrently with the delivery of the financial statements referred to in Section 5.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate
(it being understood that such certificate shall be limited to the items that independent certified public accountants are permitted to cover in such certificates pursuant to their professional standards and customs of the profession);

                (b) concurrently with the delivery of any financial statements pursuant to Section 5.1, (i) a certificate of a Responsible
Officer stating that, to the best of such Responsible Officer's knowledge, the Borrower during such period has observed or performed all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, a compliance certificate containing all information and calculations necessary for determining compliance by the Borrower and its Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be;

                (c) within five days after the same are sent, copies of all financial statements and reports that the Borrower sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that the Borrower may make to, or file with, the SEC;

                (d) as soon as possible and in any event within ten days of obtaining knowledge thereof: notice of any development, event, or condition that, individually or in the aggregate with other developments, events or conditions, could reasonably be expected to result in a Material Adverse Effect; and

                (e) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

                5.3 PAYMENT OF OBLIGATIONS. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

                5.4 CONDUCT OF BUSINESS AND  MAINTENANCE  OF  EXISTENCE,  ETC.
(a) (i) Preserve,renew and keep in full force and effect its corporate or other existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 6.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably beexpected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law, except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

                5.5 MAINTENANCE OF PROPERTY; INSURANCE. (a) Keep all Property and systems useful and necessary in its business in good working order and condition, ordinary wear and tear excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its Property in at least such amounts (subject to customary deductibles) and against at least such risks (but including in any event public liability and business interruption) as are usually insured against in the same general area by companies of similar size engaged in the same or a similar business.

                5.6  INSPECTION  OF PROPERTY;  BOOKS AND RECORDS;  DISCUSSIONS.
(a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Lender to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time and as often as may reasonably be desired and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and its Subsidiaries and with its independent certified public accountants.

                5.7 NOTICES. Promptly give notice to the Administrative Agent and each

Lender of:


                (a) the occurrence of any Default or Event of Default;

                (b) any (i) default or event of default under any Contractual Obligation of the Borrower or any of its Subsidiaries or (ii) litigation, investigation or proceeding which may exist at any time between the Borrower or any of its Subsidiaries and any Governmental Authority, that, in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

                (c) the following events, as soon as possible and in any event within 30 days after the Borrower knows or has reason to know thereof:
(i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

                (d) any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

                  Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the Borrower or the relevant Subsidiary proposes to take with respect thereto.

                5.8 ENVIRONMENTAL LAWS. (a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants, if any, obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws.

                (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under
Environmental  Laws and  promptly  comply in all  material respects   with  all
lawful   orders  and   directives   of  all
Governmental Authorities regarding Environmental Laws.

                5.9  CONSUMMATION  OF  CAPITAL  MARKETS  TRANSACTION.   Use
their commercially reasonable efforts to consummate or to cause the consummation of a Capital Markets Transaction to repay the Loans hereunder as soon as reasonably possible after the Closing Date.

                5.10 SYNDICATION. If, prior to August 16, 2003, the Loans and other Obligations have not been repaid in full, provide the Lenders, upon their request, with customary assistance in connection with the syndication of the Loans.

                       SECTION 6.     NEGATIVE COVENANTS

                The Borrower hereby agrees that, so long as any Loan or other amount is owing to any Lender or any Agent hereunder, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

                6.1 LIMITATIONS UPON LIENS. Issue, assume or guarantee any Indebtedness secured by a mortgage, pledge, lien, security interest or encumbrance (any mortgage, pledge, lien, security interest or encumbrance being hereinafter in this Section referred to as a "mortgage" or "mortgages" or as a "lien" or "liens") of, or upon any property of the Borrower or any of its Subsidiaries, PROVIDED that the foregoing restriction shall not apply to:

                (a) Any purchase money mortgage created by the Borrower or any of its Subsidiaries to secure all or part of the purchase price of any property (or to secure a loan made to enable the Borrower or any of its Subsidiaries to acquire the property described in such mortgage), PROVIDED that the principal amount of the Indebtedness secured by any such mortgage, together with all other Indebtedness secured by a mortgage on such property, shall not exceed the purchase price of the property acquired;

                (b) Any mortgage existing on any property at the time of the acquisition thereof by the Borrower or any of its Subsidiaries whether or not assumed by the Borrower or any of its Subsidiaries, and any mortgage on any property acquired or constructed by the Borrower or any of its Subsidiaries and created not later than 12 months after (i) such acquisition or completion of such construction or (ii) commencement of full operation of such property, whichever is later;PROVIDED, HOWEVER, that, if assumed or created by the Borrower or any of its Subsidiaries, the principal amount of the Indebtedness secured by such mortgage, together with all other Indebtedness secured by a mortgage on such property, shall not exceed the purchase price of the property, acquired and/or the cost of the property constructed;

                (c) Any mortgage created or assumed by the Borrower or any of its Subsidiaries on any contract for the sale of any product or service or any rights thereunder or any proceeds therefrom, including accounts and other receivables, related to the operation or use of any property acquired or constructed by the Borrower or any of its Subsidiaries and created not later than 12 months after (i) such acquisition or completion of such construction or (ii) commencement of full operation of such property, whichever is later;

                (d) Any mortgage existing on any property of any Subsidiary of the Borrower at the time it becomes a Subsidiary of the Borrower and any mortgage on property existing at the time of acquisition thereof;

                (e) Any refunding or extension of maturity, in whole or in part, of any mortgage created or assumed in accordance with the provisions of subsection (a), (b), (c) or (d) above or (j), (p), or (y) below, PROVIDED that the principal amount of the Indebtedness secured by such refunding mortgage or extended mortgage shall not exceed the principal amount of the Indebtedness secured by the mortgage to be refunded or extended outstanding at the time of such refunding or extension and that such refunding mortgage or extended mortgage shall be limited in lien to the same property that secured the mortgage so refunded or extended;

                (f) Any mortgage created or assumed by the Borrower or any of its Subsidiaries to secure loans to the Borrower or any of its Subsidiaries maturing within 12 months of the date of creation thereof and not renewable or extendible by the terms thereof at the option of the obligor beyond such 12 months, and made in the ordinary course of business;

                (g) Mechanics' or materialmen's liens or any lien or charge arising by reason of pledges or deposits to secure payment of workmen's compensation or other insurance, good faith deposits in connection with tenders or leases of real estate, bids or contracts (other than contracts for the payment of money), deposits to secure public or statutory obligations, deposits to secure or in lieu of surety, stay or appeal bonds and deposits as security for the payment of taxes or assessments or other similar charges;

                (h) Any mortgage arising by reason of deposits with or the giving of any form of security to any governmental agency or any body created or approved by law or governmental regulation for any purpose at any time as required by law or governmental regulation as a condition to the transaction of any business or the exercise of any privilege or license, or to enable the Borrower or any of its Subsidiaries to maintain self-insurance or to participate in any fund for liability on any insurance risks or in connection with workmen's compensation, unemployment insurance, old age pensions or other social security or to share in the privileges or benefits required for companies participating in such arrangements;

                (i) Mortgages upon rights-of-way;


                (j) Undetermined   mortgages  and  charges   incidental  to
construction  ormaintenance;

                (k) The right reserved to, or vested in, any municipality or governmental or other public authority or railroad by the terms of any right, power, franchise, grant, license, permit or by any provision of law, to terminate or to require annual or other periodic payments as a condition to the continuance of such right, power, franchise, grant, license or permit;

                (l) The lien of taxes and assessments which are not at the time delinquent;

                (m) The lien of specified taxes and assessments which are delinquent but the validity of which is being contested in good faith at the time by the Borrower or any of its Subsidiaries;

                (n) The lien reserved in leases for rent and for compliance with the terms of the lease in the case of leasehold estates;

                (o) Defects and irregularities in the titles to any property (including rights-of-way and easements) which are not material to the business of the Borrower and its Subsidiaries considered as a whole;

                (p) Any mortgages  securing  Indebtedness  neither assumed nor guaranteed by the Borrower or any of its Subsidiaries nor on which it customarily pays interest, existing upon real estate or rights in or relating
to real estate  (including rights-of-way   and   easements)   acquired  by  the
Borrower or any of its Subsidiaries, which mortgages do not materially impair the use of such property for the purposes for which it is held by the Borrower or such Subsidiary;

                (q) Easements, exceptions or reservations in any property of the Borrower or any of its Subsidiaries granted or reserved for the purpose of pipelines, roads, telecommunication equipment and cable, streets, alleys, highways, railroad purposes, the removal of oil, gas, coal or other minerals or timber, and other like purposes, or for the joint or common use of real property, facilities and equipment, which do not materially impair the use of such property for the purposes for which it is held by the Borrower or such Subsidiary;

                (r) Rights reserved to or vested in any municipality or public authority to control or regulate any property of the Borrower or any of its Subsidiaries, or to use such property in any manner which does not materially impair the use of such property for the purposes for which it is held by the Borrower or such Subsidiary;

                (s) Any obligations or duties, affecting the property of the Borrower or any of its Subsidiaries, to any municipality or public authority with respect to any franchise, grant, license or permit;

                (t) The liens of any judgments in an aggregate amount not in excess of $2,000,000 or the lien of any judgment the execution of which has been stayed or which has been appealed and secured, if necessary, by the filing of an appeal bond;

                (u) Zoning laws and ordinances;

                (v) Any mortgage existing on any office equipment, data processing equipment (including computer and computer peripheral equipment) or transportation equipment (including motor vehicles, aircraft and marine vessels);

                (w) Leases now or hereafter existing and any renewals or extensions thereof;

                (x) Any lien on inventory and receivables incurred in the ordinary course of business to secure Indebtedness incurred for working capital purposes including liens incurred in connection with a sale of receivables; and

                (y) Any mortgage not permitted by clauses (a) through (x) above if at the time of, and after giving effect to, the creation or assumption of any such mortgage, the aggregate of all Indebtedness of the Borrower and its Subsidiaries secured by all such mortgages not so permitted by clauses (a) through (x) above do not exceed 5% of Consolidated Net Tangible Assets.

                6.2 LIMITATION ON SALE AND LEASE-BACK. Enter into any arrangement with any Person providing for the leasing by the Borrower or any of its Subsidiaries of any Principal Property, acquired or placed into service more than 180 days prior to such arrangement (except for leases of three years or less), whereby such property has been or is to be sold or transferred by the Borrower or any of its Subsidiaries to such Person (herein referred to as a "SALE AND LEASE-BACK TRANSACTION"), unless:

                (a) the Borrower or any of its Subsidiaries would, at the time of entering into a Sale and Lease-Back Transaction, be entitled to incur Indebtedness secured by a mortgage on the property to be leased in an amount at least equal to the Attributable Debt in respect of such transaction pursuant to section 6.1; or

                (b) the Borrower shall covenant that it will apply an amount equal to the net proceeds from the sale of the Principal
Property so leased to the retirement (other than any mandatory retirement) of its Funded Indebtedness within 90 days of the effective date of any such Sale and Lease-Back Transaction, PROVIDED that the amount to be applied to the prepayment of Funded Indebtedness of the Borrower shall be reduced by (i) the principal amount of any prepayment of the Loans delivered by the Borrower to the Administrative Agent within 90 days after such Sale and Lease-Back Transaction, and (ii) the principal amount of Funded Indebtedness, other than the Loans, voluntarily retired by the Borrower within 90 days following such Sale and Lease-Back Transaction, PROVIDED, FURTHER, the covenant contained in this Section 6.2 shall not apply to, and there shall be excluded from Attributable Debt in any computation under this Section 6.2, Attributable Debt with respect to any Sale and Lease-Back Transaction if:

                (i) such Sale and Lease-Back Transaction is entered into in connection with transactions which are part of an industrial development or pollution control financing or,

                (ii) the only parties involved in such Sale and Lease-Back Transaction are the Borrower and any of its Subsidiary or any of its Subsidiaries.

                  "ATTRIBUTABLE DEBT" means, with respect to any Sale and Lease-Back Transaction as of any particular time, the present value discounted at the rate of interest implicit in the terms of the lease of the obligations of the lessee under such lease for net rental payments during the remaining term of the lease (including any period for which such lease has been extended or may, at the option of the Borrower, be extended).

                  "PRINCIPAL PROPERTY" means any natural gas pipeline, gathering property or natural gas processing plant located in the United States, except any such property that in the opinion of the Board of Directors is not of material importance to the total business conducted by the Borrower and its Subsidiaries. "Principal Property" shall not include (i) the production or proceeds from production of gas processing plants or natural gas or petroleum products in any pipeline or storage field and (ii) any property acquired or constructed by any Subsidiary of the Borrower after December 31, 1996.

                  Notwithstanding these restrictions on Sale and Lease-Back Transactions, the Borrower and its Subsidiaries may enter into, create, assume and suffer to exist Sale and Lease-Back Transactions, not otherwise permitted hereby, if at the time of, and after giving effect to, such Sale and Lease-Back Transaction, the total Attributable Debt of the Borrower and its Subsidiaries does not exceed 5% of Consolidated Net Tangible Assets.

                6.3 CONSOLIDATED LEVERAGE RATIO. Commencing on June 30, 2003, permit the Consolidated Leverage Ratio as of the last day of any period of four fiscal quarters of the Borrower to be more than 4.15 to 1.0.

                6.4 FUNDAMENTAL CHANGES. The Borrower will not, and will not permit any Subsidiary to, merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the stock of any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve, except that, if at the time thereof and immediately after giving effect thereto no Default shall have occurred and be continuing (i) any Person may merge into the Borrower in a transaction in which the Borrower is the surviving corporation,
(ii) any Subsidiary may merge into any Subsidiary in a transaction in which the surviving entity is a Subsidiary, (iii) any Subsidiary may sell, transfer, lease or otherwise dispose of its assets to the Borrower or to another Subsidiary and (iv) any Subsidiary may liquidate or dissolve if the Borrower determines in good faith that such liquidation or dissolution is in the best interests of the Borrower and is not materially disadvantageous to the Lenders.

                6.5 RESTRICTED PAYMENTS. The Borrower will not, and will not permit any of its Subsidiaries to, declare or make, or agree to pay or make, directly or indirectly, any Restricted Payment, except (a) the Borrower may declare and pay dividends with respect to its equity interests payable solely in additional shares of its Capital Stock (other than any Capital Stock with preferential rights or a stated liquidation or similar amount),
(b) Subsidiaries may declare and pay dividends ratably with respect to their equity interests, and (c) the Borrower may make Restricted Payments pursuant to and in accordance with stock option plans or other benefit plans for management or employees of the Borrower and its Subsidiaries in effect on the Closing Date.

                6.6 LIMITATIONS CONCERNING DISTRIBUTIONS BY AND TRANSFERS TO SUBSIDIARIES.


                (a) The Borrower will not, and will not permit any Subsidiary of the Borrower to, suffer to exist any encumbrance or restriction (other than pursuant to law or regulation) on the ability of any Subsidiary of the Borrower
(i) to pay, directly or indirectly, dividends or make any other distributions in respect of its Capital Stock or pay any Debt or other obligation owed to the Borrower or any other Subsidiary of the Borrower; (ii) to make loans or advances to the Borrower or any Subsidiary of the Borrower; or (iii) to transfer any of its property or assets to the Borrower or any other Subsidiary, except any encumbrance or restrictions, (A) pursuant to any agreement in effect on the date, or (B) pursuant to any agreement relating to any Indebtedness outstanding on the date such Subsidiary becomes a Subsidiary, or (C) pursuant to any agreement effecting a renewal, extension, refinancing or refunding (or successive renewals, extensions, refinancings or refundings) of Indebtedness incurred pursuant to an agreement referred to in Clause (A) or Clause (B) above; PROVIDED, that the provisions contained in any such agreements be no less favorable to the Lenders than those under such agreements existing on the date hereof as determined in good faith by the Board of Directors of the Borrower and evidenced by a board resolution delivered to the Administrative Agent.

                (b) The Borrower may not make any loan, advance, capital contribution to or investment in, or transfer any of its property or assets to, any wholly owned Subsidiary except (i) in the ordinary course of business and for fair value if the Borrower delivers an officers' certificate to the Administrative Agent stating that such transfer will not be adverse to the Lenders, and in case of this clause (ii) as determined by the Board of Directors and evidenced by a board resolution delivered to the Administrative Agent.

                6.7 LIMITATION ON TRANSACTIONS WITH AFFILIATES AND RELATED PERSONS. The Borrower will not, and will not permit any Subsidiary of the Borrower to, directly or indirectly, enter into any transaction after the date hereof with any Affiliate or Related Person (other than the Borrower or a wholly owned Subsidiary of the Borrower) except for transactions in the ordinary course of business of the Borrower which involve a dollar amount which is less than 5% of the consolidated revenues of the Borrower and its Subsidiaries for the prior fiscal year, unless the Board of Directors of the Borrower determines in its good faith judgment and evidenced by a board resolution describing such transaction and delivered to the Administrative Agent that: (1) such transaction is in the best interest of the Borrower or such Subsidiary and (b) such transaction is on terms not less favorable to the Borrower or such Subsidiary than those that could be obtained in an arm's-length transaction; PROVIDED, that the foregoing limitation shall not apply to the cash management program, tax sharing agreements, management service agreements or other arrangements or agreements among Loews and its Subsidiaries in effect on the date hereof or any successor arrangements on comparable terms.

               SECTION 7.       EVENTS OF DEFAULT

     If any of the following events shall occur and be continuing:

                (a) The Borrower, TGT Pipeline or LP Holdco shall fail to pay any principal of any Loan when due in accordance with the terms hereof; or the Borrower, TGT Pipeline or LP Holdco shall fail to pay any interest on any Loan, or any other amount payable hereunder or under any other Loan Document, within five days after any such interest or other amount becomes due in accordance with the terms hereof or thereof; or

                (b) Any representation or warranty made or deemed made by the Borrower herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made or furnished; or

                (c) The Borrower shall default in the observance or performance of any agreement contained in clause (i) or (ii) of Section 5.4(a) (with respect to the Borrower only), Section 5.7(a) or Section 6; or

                (d) The Borrower, TGT Pipeline or LP Holdco shall default in the observance or performance of any other agreement contained in this Agreement to be performed by it or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days; or

                (e) The Borrower or any of its Subsidiaries shall (i) default in making any payment of any principal of any Indebtedness (including, without limitation, any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or to become subject to a mandatory offer to purchase by the obligor thereunder or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; PROVIDED, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $25,000,000; or

                (f) The Borrower, TGT Pipeline or LP Holdco or any of their Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower, TGT Pipeline or LP Holdco or any of their Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower, TGT Pipeline or LP Holdco or any of their Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of sixty (60) days; or (iii) there shall be commenced against the Borrower, TGT Pipeline or LP Holdco or any of their Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within sixty (60) days from the entry thereof; or (iv) the Borrower, TGT Pipeline or LP Holdco or any of their Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Borrower, TGT Pipeline or LP Holdco or any of their Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

                (g) (i) Any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan which has not been corrected within the taxable period as defined in ss.4975 of the Code, (ii) any "accumulated funding deficiency" (as defined in
Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders shall be likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could reasonably be expected to have a Material Adverse Effect; or

                (h) One or more judgments or decrees shall be entered against the Borrower or any of its Subsidiaries involving for the Borrower and its Subsidiaries taken as a whole a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $25,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

                (i) Any Change of Control shall occur;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable.

                        SECTION 8.  THE AGENTS

                8.1 APPOINTMENT. Each Lender hereby irrevocably designates and appoints the Agents as the agents of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes each Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to such Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, no Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against any Agent.

8.2 DELEGATION OF DUTIES. Each Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. No Agent shall be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

                8.3 EXCULPATORY PROVISIONS. Neither any Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by the Borrower or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of the Borrower to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Borrower.


                8.4 RELIANCE BY AGENTS. Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrower), independent accountants and other experts selected by such Agent. The Agents may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with Section 9.6 and all actions required by such
Section in connection with such transfer shall have been taken. Each Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Each Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

                8.5 NOTICE OF DEFAULT. No Agent shall be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless such Agent shall have received notice from a Lender, or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent shall receive such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders or any other instructing group of Lenders specified by this Agreement); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

                8.6 NON-RELIANCE ON AGENTS AND OTHER LENDERS. Each Lender expressly acknowledges that neither any of the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of the Borrower or any affiliate of the Borrower, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Borrower and its affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Borrower and its affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder, no Agent shall have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Borrower or any of its affiliate that may come into the possession of such Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

                8.7 INDEMNIFICATION. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by the Borrower and without limiting the obligation of the Borrower to do so), ratably according to their respective Term Loans Commitments or Term Loans, as applicable, in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Term Loan Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Term Loans Commitments or Term Loans, as applicable, immediately prior to such date), for, and to save each Agent harmless from and against, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Term Loan Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

                8.8 AGENT IN ITS INDIVIDUAL CAPACITY. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrower as though such Agent were not an Agent. With respect to its Loans made or renewed by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

                8.9 SUCCESSOR ADMINISTRATIVE AGENT. The Administrative Agent may resign as Administrative Agent upon 10 days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 7(a) or Section 7(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. After any retiring Agent's resignation as Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

                8.10 THE ARRANGER; THE SYNDICATION AGENT. Neither the Arranger nor the Syndication Agent, in their respective capacities as such, shall have any duties or responsibilities, and shall incur no liability, under this Agreement and the other Loan Documents.


                        SECTION 9.     MISCELLANEOUS

                9.1 AMENDMENTS  AND WAIVERS.  Neither this Agreement or any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this
Section 9.1. The Required Lenders and the Borrower may, or (with the written consent of the Required Lenders) the Administrative Agent and the Borrower may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents (including amendments and restatements hereof or thereof) for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Borrower hereunder or thereunder or (b) waive, on such terms and conditions as may be specified in the instrument of waiver, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; PROVIDED, HOWEVER, that no such waiver and no such amendment, supplement or modification shall:

               (i)  forgive the  principal  amount or extend the final
                    scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, increase the amount or extend the expiration date of any Term Loan Commitment of any Lender, or require additional consents to be obtained with respect to the sale or any assignment or participations of any interests of the Lenders hereunder, in each case without the consent of each Lender directly affected thereby;

              (ii) amend, modify or waive any provision of this Section or reduce any percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, in each case without the consent of all Lenders;

              (iii) amend,  modify or waive any  provision of Section 8, or any other provision of this Agreement affecting the rights and obligations of any Agent, without the consent of any Agent directly affected thereby; or

               (iv) amend,  modify or waive any  provision  of Section 2.13 without the consent of each Lender directly affected thereby.

Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Borrower, the Lenders, the Agents and all future holders of the Loans. In the case of any waiver, the Borrower, the Lenders and the Agents shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon. Any such waiver, amendment, supplement or modification shall be effected by a written instrument signed by the parties required to sign pursuant to the foregoing provisions of this Section; PROVIDED, that delivery of an executed signature page of any such instrument by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

                9.2 NOTICES. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed (a) in the case of the Borrower, TGT Pipeline, LP Holdco and the Agents, as follows and (b) in the case of the Lenders, as set forth in an administrative questionnaire delivered to the Administrative Agent or on
Schedule I to the Lender Addendum to which such Lender is a party or, in the case of a Lender which becomes a party to this Agreement pursuant to an Assignment and Acceptance, in such Assignment and Acceptance or (c) in the case of any party, to such other address as such party may hereafter notify to the other parties hereto:

   The Borrower, TGT Pipeline,                 Texas Gas Transmission, LLC
   LP Holdco:                                  800 Frederica Street
                                               Owensboro, Kentucky  42304
                                               Attention: CFO
                                               Telecopy:         (270) 688-6392
                                               Telephone:        (270) 688-6390

   With a copy to:                             Loews Corporation
                                               667 Madison Avenue
                                               New York, New York  10021
                                               Attention: Corporate Secretary
                                               Telecopy:         (212) 935-6801
                                               Telephone:        (212) 521-2932

   The Administrative Agent:                   Lehman Commercial Paper Inc.
                                               745 Seventh Avenue
                                               New York, New York 10019
                                               Attention:  Andrew Keith
                                               Telecopy:         (646) 758-4656
                                               Telephone:        (212) 526-4059


PROVIDED that any notice, request or demand to or upon the any Agent or any Lender shall not be effective until received.

                9.3 NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of any Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.
9.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made herein, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans hereunder.

                9.5 PAYMENT OF EXPENSES. The Borrower agrees (a) to pay or reimburse the Agents for all their reasonable out-of-pocket costs and expenses incurred in connection with the syndication of the Facilities (other than fees payable to syndicate members) and the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements and other charges of counsel to the Administrative Agent and the charges of Intralinks, (b) to pay or reimburse each Lender and the Agents for all their costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any other documents prepared in connection herewith or therewith, including, without limitation, the fees and disbursements of counsel (including the allocated fees and disbursements and other charges of in-house counsel) to each Lender and of counsel to the Agents, (c) to pay, indemnify, or reimburse each Lender and the Agents for, and hold each Lender and the Agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (d) to pay, indemnify or reimburse each Lender, each Agent, their respective affiliates, and their respective officers, directors, trustees, employees, advisors, agents and controlling persons (each, an "INDEMNITEE") for, and hold each Indemnitee harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of the Borrower any of its Subsidiaries or any of the Properties and the fees and disbursements and other charges of legal counsel in connection with claims, actions or proceedings by any Indemnitee against the Borrower hereunder (all the foregoing in this clause (d), collectively, the "INDEMNIFIED

LIABILITIES"), PROVIDED that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. No Indemnitee shall be liable for any damages arising from the use by unauthorized persons of Information or other materials sent through electronic, telecommunications or other information transmission systems that are intercepted by such persons or for any special, indirect, consequential or punitive damages in connection with the Facilities. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries so to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section shall be payable not later than 30 days after written demand therefor. Statements payable by the Borrower pursuant to this Section shall be submitted to the address of the Borrower set forth in Section 9.2, or to such other Person or address as may be hereafter designated by the Borrower in a notice to the Administrative Agent. The agreements in this Section shall survive repayment of the Loans and all other amounts payable hereunder.

                9.6 SUCCESSORS AND ASSIGNS;  PARTICIPATIONS AND ASSIGNMENTS.
(a) This Agreement shall be binding upon and inure to the benefit of the Borrower, the Lenders, the Agents, all future holders of the Loans and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Agents and each Lender.

                (b) Any Lender may,  without the consent of the  Borrower,  in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "PARTICIPANT") participating interests in any Loan owing to such Lender, any Term Loan Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Agents shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by the Borrower therefrom, except to the extent that such amendment, waiver or consent would require the consent of all Lenders pursuant to Section
9.1. The Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, PROVIDED that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 9.7(a) as fully as if such Participant were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.14, 2.15 and 2.16 with respect to its participation in the Term Loan Commitments and the Loans outstanding from time to time as if such Participant were a Lender; PROVIDED that, in the case of Section 2.15, such Participant shall have complied with the requirements of said Section, and PROVIDED, FURTHER, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

                (c) Any Lender (an "ASSIGNOR") may, in accordance with applicable law and upon written notice to the Administrative Agent, at any time and from time to time assign to any Lender or any affiliate, Related Fund or Control Investment Affiliate thereof or to an additional bank, financial institution or other entity (an "ASSIGNEE") all or any part of its rights and obligations under this Agreement pursuant to an Assignment and Acceptance, substantially in the form of Exhibit E, executed by such Assignee and such Assignor and delivered to the Administrative Agent for its acceptance and recording in the Register; PROVIDED that no such assignment to an Assignee (other than any Lender or any affiliate thereof) shall be in an aggregate principal amount of less than $5,000,000 (other than in the case of an assignment of all of a Lender's interests under this Agreement), unless otherwise agreed by the Borrower and the Administrative Agent. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with Term Loan Commitments and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be a party hereto, except as to Section 2.14, 2.15 and 9.5 in respect of the period prior to such effective date). For purposes of the minimum assignment amounts set forth in this paragraph, multiple assignments by two or more Related Funds shall be aggregated.

                (d) The Administrative Agent shall, on behalf of the Borrower, maintain at its address referred to in Section 9.2 a copy of each Assignment and Acceptance delivered to it and a register (the "REGISTER") for the recordation of the names and addresses of the Lenders and the Term Loan Commitment of, and principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, each Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any Notes evidencing such Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a Note, shall be effective only upon appropriate entries with respect thereto being made in the Register (and each Note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the Note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance; thereupon one or more new Notes in the same aggregate principal amount shall be issued to the designated Assignee, and the old Notes shall be returned by the Administrative Agent to the Borrower marked "canceled". The Register shall be available for inspection by the Borrower or any Lender (with respect to any entry relating to such Lender's Loans) at any reasonable time and from time to time upon reasonable prior notice.

                (e) Upon its receipt of an Assignment and Acceptance executed by an Assignor and an Assignee (and, in any case where the consent of any other Person is required by Section 9.6(c), by each such other Person) together with payment by the Assignor or the Assignee to the Administrative Agent of a registration and processing fee of $3,500 (treating multiple, simultaneous assignments by or to two or more Related Funds as a single assignment) (except that no such registration and processing fee shall be payable (y) in connection with an assignment by or to a Lehman Entity or (z) in the case of an Assignee which is already a Lender or is an affiliate or Related Fund of a Lender or a Person under common management with a Lender), the Administrative Agent shall
(i) promptly accept such Assignment and Acceptance and (ii) on the effective date determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Borrower. On or prior to such effective date, the Borrower, at its own expense, upon request, shall execute and deliver to the Administrative Agent (in exchange for Term Notes, of the assigning Lender) a new applicable Term Note to the order of such Assignee in an amount equal to the applicable Term Loans, as the case may be, assumed or acquired by it pursuant to such Assignment and Acceptance and, if the Assignor has retained a Term Loan, as the case may be, upon request, a new Term Note, as the case may be, to the order of the Assignor in an amount equal to the applicable Term Loans retained by it hereunder. Such new Note or Notes shall be dated the Closing Date and shall otherwise be in the form of the Note or Notes replaced thereby.

                (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section concerning assignments of Loans and Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests in Loans and Notes, including, without limitation, any pledge or assignment by a Lender of any Loan or Note to any Federal Reserve Bank in accordance with applicable law.

                (g) Notwithstanding anything to the contrary contained herein, any Lender (a "GRANTING LENDER") may grant to a special purpose funding vehicle (an "SPC"), identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Borrower, the option to provide to the Borrower all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Borrower pursuant to this Agreement; PROVIDED that (i) nothing herein shall constitute a commitment by any SPC to make any Loan and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Term Loan Commitment of the Granting
Lender to the same extent, and as if, such Loan were made by such Granting Lender. Each party hereto hereby agrees that no SPC shall be liable for any indemnity or similar payment obligation under this Agreement (all liability for which shall remain with the Granting Lender). In furtherance of the foregoing, each party hereto hereby agrees (which agreement shall survive the termination of this Agreement) that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other indebtedness of any SPC, it will not institute against, or join any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under the laws of the United States or any state thereof. In addition, notwithstanding anything to the contrary in this Section 9.6(g), any SPC may (A) with notice to, but without the prior written consent of, the Borrower and the Administrative Agent and without paying any processing fee therefor, assign all or a portion of its interests in any Loans to the Granting Lender, or with the prior written consent of the Borrower and the Administrative Agent (which consent shall not be unreasonably withheld) to any financial institutions providing liquidity and/or credit support to or for the account of such SPC to support the funding or maintenance of Loans, and (B) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of any surety, guarantee or credit or liquidity enhancement to such SPC; PROVIDED that non-public information with respect to the Borrower may be disclosed only with the Borrower's consent which will not be unreasonably withheld. This paragraph
(g) may not be amended without the written consent of any SPC with Loans outstanding at the time of such proposed amendment.

                9.7 ADJUSTMENTS; SET-OFF. (a) Except to the extent that this Agreement provides for payments to be allocated to a particular Lender or to the Lenders, if any Lender (a "BENEFITED LENDER") shall at any time receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 7(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Obligations, such Benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Obligations, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefited Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

                (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of the Borrower, as the case may be. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, PROVIDED that the failure to give such notice shall not affect the validity of such setoff and application.

                9.8 COUNTERPARTS. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement or of a Lender Addendum by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

                9.9 SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                9.10  INTEGRATION.  This  Agreement and the other Loan
Documents represent the entire agreement of LP Holdco, TGT Pipeline, the Borrower, the Agents, the Arranger and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Arranger, any Agent or any Lender relative to subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

                9.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                9.12 SUBMISSION TO JURISDICTION; WAIVERS. Each of LP Holdco, TGT Pipeline and the Borrower hereby irrevocably and unconditionally:

                (a) submits for itself and its Property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to LP Holdco, TGT Pipeline or the Borrower, as the case may be at its address set forth in
Section 9.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

                (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

                9.13 ACKNOWLEDGMENTS. Each of LP Holdco, TGT Pipeline and the Borrower hereby acknowledges that:

                (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

                (b)  neither  the  Arranger,   any  Agent  nor  any  Lender  has
any fiduciary relationship with or duty the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Arranger, the Agents and the Lenders, on one hand, and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

                (c) no joint  venture  is  created  hereby or by the  other
Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Arranger, the Agents and the Lenders or between the Borrower and the Lenders.

                9.14 CONFIDENTIALITY. Each of the Agents and the Lenders agrees to keep confidential all non-public information provided to it by the Borrower pursuant to this Agreement that is designated by the Borrower as confidential; provided that nothing herein shall prevent any Agent or any Lender from disclosing any such information (a) to the Arranger, any Agent, any other Lender or any affiliate of any thereof, (b) to any Participant or Assignee (each, a "TRANSFEREE") or prospective Transferee that agrees to comply with the provisions of this Section or substantially equivalent provisions, (c) to any of its employees, directors, agents, attorneys, accountants and other professional advisors on a confidential basis, (d) to any financial institution that is a direct or indirect contractual counterparty in swap agreements or such contractual counterparty's professional advisor (so long as such contractual counterparty or professional advisor to such contractual counterparty agrees to be bound by the provisions of this Section), (e) upon the request or demand of any Governmental Authority having jurisdiction over it, (f) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (g) in connection with any litigation or similar proceeding, (h) that has been publicly disclosed other than in breach of this Section, (i) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender or (j) in connection with the exercise of any remedy hereunder or under any other Loan

Document. Notwithstanding anything herein to the contrary, any party subject to confidentiality obligation hereunder or under any other related document (and any employee, representative or other agent of such party) may disclose to any and all persons, without limitation of any kind, such party's U.S. federal income tax treatment and tax structure of the transactions contemplated by this Agreement relating to such party and all materials of any kind (including opinions or other tax analyses) that are provided to it relating to such tax treatment and tax structure. However, no such party shall disclose any information relating to such tax treatment or tax structure to the extent nondisclosure is reasonably necessary in order to comply with applicable securities laws. Subject to the foregoing, nothing herein shall release any Lender from any other confidentiality agreement previously executed with any Borrower.

                9.15 DELIVERY OF LENDER ADDENDA. Each initial Lender shall become a party to this Agreement by delivering to the Administrative Agent a
Lender   Addendum   duly   executed  by  such  Lender,   the  Borrower  and  the
Administrative Agent.

                9.16 WAIVERS OF JURY TRIAL. THE BORROWER, THE AGENTS AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                             TEXAS GAS TRANSMISSION, LLC


                             By:
                                  --------------------------------------------
                                   Name:
                                   Title:

                             TGT PIPELINE, LLC


                             By:
                                  --------------------------------------------
                                   Name:
                                   Title:

                             LOEWS PIPELINE HOLDING CORP.


                             By:
                                  --------------------------------------------
                                   Name:
                                   Title:

                   LEHMAN BROTHERS INC.,
                   as Arranger


                   By:
                        --------------------------------------------------------
                         Name:
                         Title:

                   LEHMAN COMMERCIAL PAPER INC.,
                   as Syndication Agent


                   By:
                        --------------------------------------------------------
                         Name:
                         Title:

                   LEHMAN COMMERCIAL PAPER INC.,
                   as Administrative Agent


                   By:
                        --------------------------------------------------------
                         Name:
                         Title:


                   CITICORP NORTH AMERICA, INC.


                   By:
                        --------------------------------------------------------
                         Name:
                         Title:

--------------------------------------------------------------------------------
                                 $275,000,000

                              TERM LOAN AGREEMENT

                                     AMONG

                         TEXAS GAS TRANSMISSION, LLC,

                              TGT PIPELINE, LLC,

                          LOEWS PIPELINE HOLDING CORP

                              THE SEVERAL LENDERS
                       FROM TIME TO TIME PARTIES HERETO,

                             LEHMAN BROTHERS INC.,
                                  AS ARRANGER

                         LEHMAN COMMERCIAL PAPER INC.,
                             AS SYNDICATION AGENT

                                      AND

                         LEHMAN COMMERCIAL PAPER INC.,
                            AS ADMINISTRATIVE AGENT





                           DATED AS OF MAY 16, 2003
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                           PAGE

SECTION 1. DEFINITIONS........................................................2

     1.1   Defined Terms......................................................2

     1.2   Other Definitional Provisions.....................................14

SECTION 2. AMOUNT AND TERMS OF TERM LOAN COMMITMENTS.........................14

     2.1   Term Loan Commitments.............................................14

     2.2   Procedure for Term Loan Borrowing.................................15

     2.3   Repayment of Term Loans...........................................15

     2.4   Repayment of Loans; Evidence of Debt..............................15

     2.5   Fees..............................................................16

     2.6   Optional Prepayments..............................................16

     2.7   Mandatory Prepayment..............................................16

     2.8   Conversion and Continuation Options...............................16

     2.9   Minimum Amounts and Maximum Number of Eurodollar Tranches.........17

     2.10  Interest Rates and Payment Dates..................................17

     2.11  Computation of Interest and Fees..................................18

     2.12  Inability to Determine Interest Rate..............................18

     2.13  Pro Rata Treatment and Payments...................................18

     2.14  Requirements of Law...............................................20

     2.15  Taxes.............................................................21

     2.16  Indemnity.........................................................23

     2.17  Illegality........................................................23

SECTION 3. REPRESENTATIONS AND WARRANTIES....................................23

     3.1   Financial Condition...............................................23

     3.2   No Change.........................................................24

     3.3   Corporate Existence; Compliance with Law..........................24

     3.4   Limited Liability Company Power; Authorization; Enforceable
           Obligations.......................................................24

     3.5   No Legal Bar......................................................24

     3.6   No Material Litigation............................................25

     3.7   No Default........................................................25

                                TABLE OF CONTENTS
                                  (continued)

                                                                           PAGE

     3.8   Ownership of Property; Liens......................................25

     3.9   Taxes.............................................................25

     3.10  ERISA.............................................................25

     3.11  Use of Proceeds...................................................25

     3.12  Environmental Matters....................................... .....26

     3.13  Accuracy of Information, etc......................................26

     3.14  Solvency..........................................................27

     3.15  Subsidiaries......................................................27

SECTION 4. CONDITIONS PRECEDENT..............................................27

     4.1   Conditions to Term Loan...........................................27

SECTION 5. AFFIRMATIVE COVENANTS.............................................28

     5.1   Financial Statements..............................................28

     5.2   Certificates; Other Information...................................29

     5.3   Payment of Obligations............................................30

     5.4   Conduct of Business and Maintenance of Existence, etc.............30

     5.5   Maintenance of Property; Insurance................................30

     5.6   Inspection of Property; Books and Records; Discussions............30

     5.7   Notices...........................................................30

     5.8   Environmental Laws................................................31

     5.9   Consummation of Capital Markets Transaction.......................31

     5.10  Syndication.......................................................31

SECTION 6. NEGATIVE COVENANTS................................................31

     6.1   Limitations upon Liens............................................31

     6.2   Limitation on Sale and Lease-Back.................................34

     6.3   Consolidated Leverage Ratio.......................................35

     6.4   Fundamental Changes...............................................35

     6.5   Restricted Payments...............................................36

     6.6   Limitations Concerning Distributions by and Transfers
           to Subsidiaries...................................................36

     6.7   Limitation on Transactions with Affiliates and Related Persons....36

                               TABLE OF CONTENTS
                                  (continued)

                                                                           PAGE

SECTION 7. EVENTS OF DEFAULT.................................................37

SECTION 8. THE AGENTS........................................................39

     8.1   Appointment.......................................................39

     8.2   Delegation of Duties..............................................39

     8.3   Exculpatory Provisions............................................39

     8.4   Reliance by Agents................................................40

     8.5   Notice of Default.................................................40

     8.6   Non-Reliance on Agents and Other Lenders..........................40

     8.7   Indemnification...................................................41

     8.8   Agent in Its Individual Capacity..................................41

     8.9   Successor Administrative Agent....................................42

     8.10  The Arranger; the Syndication Agent...............................42

SECTION 9. MISCELLANEOUS.....................................................42

     9.1   Amendments and Waivers............................................42

     9.2   Notices...........................................................43

     9.3   No Waiver; Cumulative Remedies....................................44

     9.4   Survival of Representations and Warranties........................44

     9.5   Payment of Expenses...............................................44

     9.6   Successors and Assigns; Participations and Assignments............45

     9.7   Adjustments; Set-off..............................................48

     9.8   Counterparts......................................................49

     9.9   Severability......................................................49

     9.10  Integration.......................................................49

     9.11  Governing Law.....................................................49

     9.12  Submission To Jurisdiction; Waivers...............................49

     9.13  Acknowledgments...................................................50

     9.14  Confidentiality...................................................50

     9.15  Delivery of Lender Addenda........................................51

     9.16  Waivers of Jury Trial.............................................51

SCHEDULE:

            3.4......Consents, Authorizations, Filings and Notices

EXHIBITS:

A     Form of Borrowing Notice
B     Form of Lender Addendum
C     Form of Closing Certificate
D-1   Form of Legal Opinion of Dickstein Shapiro Morin & Oshinsky LLP
D-2   Form of Legal Opinion of W. Douglas Field, Esq., in-house counsel to the Borrower
E     Form of Assignment and Acceptance

EXHIBIT 16.1 TO FORM 8-K




May 16, 2003


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549


Gentlemen:

We have read Item 4 of Form 8-K dated May 16, 2003, of Texas Gas Transmission Corporation and are in agreement with the statements contained in paragraph 2 of
Item 4 on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                            /s/ Ernst & Young LLP

                                                                 EXHIBIT  99.1




                   TEXAS GAS TRANSMISSION ANNOUNCES

            COMPLETION OF ACQUISITION BY LOEWS CORPORATION



OWENSBORO, KENTUCKY, May 16, 2003 - Texas Gas Transmission, LLC (formerly Texas Gas Transmission Corporation) announced the completion of the previously announced acquisition of all of its outstanding capital stock by a subsidiary of Loews Corporation, a New York Stock Exchange-traded holding company and one of the largest diversified financial corporations in the United States. Loews acquired the company from The Williams Companies, Inc. for approximately $1.045 billion, which includes $250 million of existing Texas Gas debt. Immediately following the acquisition, the Company borrowed $275 million under a short-term credit facility and advanced the proceeds to its parent company pursuant to an interest-bearing promissory note.

The company's existing management team, led by its President, H. Dean Jones II, will continue to operate Texas Gas Transmission.

Mr. Jones commented, "We are thrilled to announce that this transaction has been completed, and look forward to our future as a subsidiary of Loews Corporation."



ABOUT TEXAS GAS TRANSMISSION

Texas Gas Transmission, LLC is an interstate natural gas transmission company, which owns and operates a 5,800-mile pipeline system that transports natural gas from the Gulf Coast, east Texas, and north Louisiana to markets in the southern United States through the Midwest.


########################################################################




CONTACT INFORMATION:

Lee Ann Coleman    Texas Gas Transmission, LLC    270/688-6310

                                                                  EXHIBIT 99.2


               TEXAS GAS TRANSMISSION, LLC ANNOUNCES TENDER OFFER

                  FOR ANY AND ALL OF ITS 8.625% NOTES DUE 2004


Owensboro, Kentucky, May 16, 2003 - Texas Gas Transmission, LLC (formerly Texas Gas Transmission Corporation) (the "Company") announced today that it has commenced a tender offer for any and all $150 million in aggregate principal amount of its outstanding 8.625% notes due 2004 (CUSIP No. 882440 AQ 3).

The Total Consideration payable with respect to notes validly tendered will be determined by reference to a fixed spread of 50 basis points over the bid side yield (as quoted on Bloomberg PX3 on the Early Tender Date at 2:00 p.m. New York City time) of the U.S. Treasury 3.625% note due March 31, 2004, calculated to the maturity date of the notes, as fully described in the related Offer to Purchase. The Total Consideration includes an early tender premium of $30 per $1000 principal amount of notes (the "Early Tender Premium") payable only to holders of notes that validly tender and do not withdraw such notes before 5:00 p.m. New York City time on the Early Tender Date, which is currently May 22, 2003.

The tender offer is scheduled to expire at 12:00 midnight, New York City time, on June 13, 2003, unless extended or earlier terminated (the "Expiration Date"). Holders who validly tender (and do not withdraw) their Notes after 5:00 p.m., New York City time, on the Early Tender Date but prior to 12:00 midnight on the Expiration Date, will receive the Total Consideration less the Early Tender Premium. In each case, holders who validly tender and do not withdraw their notes shall receive accrued and unpaid interest up to, but not including, the applicable settlement date.

The Company intends to finance the tender offer with the net proceeds from financings by Texas Gas and its parent, TGT Pipeline, LLC, and cash on hand. The securities to be offered have not been, and will not be, registered under the Securities Act of 1933 and may not be offered or sold in the United States, absent registration or an applicable exemption from such registration requirements.

The Company's obligation to accept for purchase and to pay for notes validly tendered in the tender offer are conditioned on, among other things, the consummation by the Company and TGT Pipeline before 12:00 midnight, New York City time, on the Expiration Date of the offerings of notes on terms and conditions satisfactory to the Company and TGT Pipeline, and that the net proceeds of such offerings, together with cash on hand, are sufficient to repay certain interim indebtedness and purchase all outstanding notes. The Company has reserved the right to terminate, withdraw, amend or extend the tender offer in its discretion.

The Company has retained Lehman Brothers Inc. and Citigroup Global Markets Inc. to serve as Dealer Managers for the tender offer, and Innisfree M&A Incorporated to serve as the Information Agent. Requests for documents may be directed to the Information Agent by telephone at (888) 750-5834 (toll-free) or (212) 750-5833 (collect). Questions regarding the tender offer may be directed to Lehman Brothers Inc. at (800) 438-3242 (toll-free) or (212) 528-7581 (collect),
Attention:  Liability Management Group - Rad Antonov or Citigroup Global Markets

Inc. (800) 558-3745 (toll free) or (212) 723-6106, Attention: Liability Management Group. This announcement does not constitute an offer to purchase or a solicitation of an offer to purchase with respect to any securities. The tender offer is being made solely by the Offer to Purchase and related letter of transmittal.

Statements in this press release that contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 include, but are not limited to, statements using the words "believes", "expects", "plans", "intends" and similar expressions. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports filed with the Securities and Exchange Commission. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.



CONTACT:          Texas Gas Transmission, LLC
                  Jamie Buskill, 270/ 688-6390


                                                       ###

                                                                   EXHIBIT 99.3


        TEXAS GAS TRANSMISSION, LLC ANNOUNCES PURCHASE PRICE IN TENDER OFFER
                          FOR ITS 8.625% NOTES DUE 2004


Owensboro, Kentucky, May 23, 2003 - Texas Gas Transmission, LLC (formerly Texas Gas Transmission Corporation) (the "Company") announced today the consideration to be paid in its tender offer for any and all $150 million in aggregate principal amount of its outstanding 8.625% notes due 2004 (CUSIP No. 882440 AQ
3).

The total consideration payable was determined based on the bid-side yield of the 3.625% U.S. Treasury note due March 31, 2004, as of 2:00 p.m. New York City time on May 22, 2003 (the "Early Tender Date"), plus a fixed spread of 50 basis points, as more fully described in the Company's Offer to Purchase dated May 16, 2003. The reference yield as calculated by the Dealer Managers was 1.102%. Accordingly, the tender offer yield is 1.602%, and the total consideration per $1,000 principal amount of notes is $1,058.44. In addition, holders of notes validly tendered (and not withdrawn) before 5:00 p.m. New York City time on the Early Tender Date will receive $13.66 of accrued and unpaid interest to an assumed settlement date of May 28, 2002. The total consideration includes an early tender premium of $30 per $1,000 principal amount of notes payable only in respect of notes validly tendered and not withdrawn before 5:00 p.m. New York City time on the Early Tender Date.

The Company also announced that $132,715,000 in aggregate principal amount of the notes (88.5% of the aggregate principal amount of notes outstanding) were tendered and not withdrawn before 5:00 p.m. New York City time on the Early Tender Date.

The tender offer is scheduled to expire at 12:00 midnight, New York City time, on June 13, 2003, unless extended or earlier terminated (the "Expiration Date"). Holders who validly tender and do not withdraw their notes after 5:00 p.m., New York City time, on the Early Tender Date but prior to 12:00 midnight on the Expiration Date, will receive the total consideration less the early tender premium, which is $1,028.44 per $1,000 principal amount of notes, and accrued and unpaid interest up to and not including the final settlement date, expected to be promptly following the Expiration Date.

The tender offer is subject to the terms and conditions set forth in the Offer to Purchase.

The Company has retained Lehman Brothers Inc. and Citigroup Global Markets Inc. to serve as Dealer Managers for the tender offer, and Innisfree M&A Incorporated to serve as the Information Agent. Requests for documents may be directed to the Information Agent by telephone at (888) 750-5834 (toll-free) or (212) 750-5833 (collect). Questions regarding the tender offer may be directed to Lehman Brothers Inc. at (800) 438-3242 (toll-free) or (212) 528-7581 (collect),
Attention: Liability Management Group - Rad Antonov or Citigroup Global Markets Inc. (800) 558-3745 (toll free) or (212) 723-6106, Attention: Liability Management Group.

This announcement does not constitute an offer to purchase or a solicitation of an offer to purchase with respect to any securities. The tender offer is being made solely by the Offer to Purchase and related letter of transmittal.

Statements in this press release that contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 include, but are not limited to, statements using the words "believes", "expects", "plans", "intends" and similar expressions. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports filed with the Securities and Exchange Commission. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

                                  # # #

CONTACT:        Texas Gas Transmission, LLC
                Jamie L. Buskill, Chief Financial Officer
                Tel.: (270) 688-6390

                                                                  EXHIBIT 99.4


                        TEXAS GAS TRANSMISSION ANNOUNCES
                   PROPOSED OFFERING OF $435 MILLION OF NOTES

OWENSBORO, KENTUCKY, MAY 19, 2003 - Texas Gas Transmission, LLC (formerly Texas Gas Transmission Corporation) announced that it proposes to offer $250 million principal amount of notes, and that its immediate parent company, TGT Pipeline, LLC, proposes to make a concurrent offering of $185 million principal amount of its notes, each in an offering exempt from registration under Rule 144A and Regulation S.

The notes will not be and have not been registered under the Securities and Exchange Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements under the Securities Act.

This news release shall not constitute an offer to sell or a solicitation of an offer to buy any notes or any other securities, nor will there be any sale of the notes or any other security in any jurisdiction in which such an offer or sale would be unlawful.

Statements in this press release that contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995
include, but are not limited to, statements using the words "believes", "expects", "plans", "intends", "proposes" and similar expressions. Such statements are inherently subject to a variety of risks and uncertainties that could cause actual results to differ materially from those projected. A discussion of the risk factors that could impact these areas and the Company's overall business and financial performance can be found in the Company's reports filed with the Securities and Exchange Commission. Given these concerns, investors and analysts should not place undue reliance on forward-looking statements. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

                                      # # #

CONTACT:        Texas Gas Transmission, LLC
                Jamie L. Buskill, Chief Financial Officer
                Tel.: (270) 688-6390